                                                         Filed Pursuant Rule 433
                                                     Registration No. 333-131201

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET -BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send the Prospectus to you if you request it by calling toll-free 1-866-471-2526.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                   July 31, 2006
--------------------------------------------------------------------------------

[Goldman Sachs LOGO]

RFMSI Series 2006-SA2Trust
Mortgage Pass-Through Certificates,
Series 2006-SA2

Residential Funding Mortgage Securities I, Inc.
Depositor

Residential Funding Corporation
Sponsor and Master Servicer

U.S. Bank National Association
Trustee

Goldman Sachs & Co.
Underwriter

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE BASE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE BASE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-471-2526.

This term sheet is not required to, and does not, contain all information that is required to be included in the base prospectus and the prospectus supplement for the offered certificates. The information in this term sheet is preliminary and is subject to completion or change.

The information in this term sheet, if conveyed prior to the time of your commitment to purchase any of the offered certificates, supersedes information contained in any prior similar term sheet, the term sheet supplement and any other free writing prospectus relating to those offered certificates.

This term sheet and the related term sheet supplement is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

July [31], 2006

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Free Writing Prospectus               July 31, 2006

--------------------------------------------------------------------------------

  Important notice about information presented in any final term sheet for any class of offered certificates, the term sheet supplement and the related base prospectus with respect to the offered certificates

We provide information to you about the offered certificates in three or more separate documents that provide progressively more detail:

      o the related base prospectus, dated July 14, 2006, which provides general information, some of which may not apply to the offered certificates;

      o the term sheet supplement, dated July 25, 2006, which provides general information about series of certificates issued pursuant to the depositor's "Jumbo A" floating rate program, or the SA Program, some of which may not apply to the offered certificates; and

      o this term sheet, which describes terms applicable to the classes of offered certificates described herein, provides a description of certain collateral stipulations regarding the mortgage loans and the parties to the transaction, and provides other information related to the offered certificates.

This term sheet provides a very general overview of certain terms of the offered certificates and does not contain all of the information that you should consider in making your investment decision. To understand all of the terms of a class of the offered certificates, you should read carefully this document, the term sheet supplement, and the entire base prospectus.

The related base prospectus filed by the depositor has been filed in connection with prior series of certificates issued under the SA program, and may be found on, the SEC's website at http://www.sec.gov/Archives/edgar/data/774352/000095013606005751/file1.htm.

The registration statement to which this offering relates is Commission File Number 333-131201.

If the description of the offered certificates in this term sheet differs from the description of the offered certificates in the related base prospectus or the term sheet supplement, you should rely on the description in this term sheet. Defined terms used but not defined herein shall have the meaning ascribed thereto in the term sheet supplement and the related base prospectus.

The offered certificates herein are reflected in the table below.

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Certificates, supersedes any information contained in any prior similar materials relating to the Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates, until we have accepted your offer to purchase the Certificates.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Free Writing Prospectus               July 31, 2006
--------------------------------------------------------------------------------

The Certificates referred to in these materials are being sold when, as and if issued. The issuing entity is not obligated to issue such Certificates or any similar security and the underwriter's obligation to deliver such Certificates is subject to the terms and conditions of the underwriting agreement with the issuing entity and the availability of such Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Certificates to you is conditioned on the mortgage loans and the Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such Certificates, the underwriter will notify you, and neither the issuing entity nor any underwriter will have any obligation to you to deliver all or any portion of the Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

Neither the issuing entity of the Certificates nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information provided herein, although that information may be based in part on loan level data provided by the issuing entity or its affiliates.

Risk Factors

The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand the prepayment, credit, liquidity and market risks associated with that class. The offered certificates are complex securities. You should possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this term sheet, the term sheet supplement and the related base prospectus for the offered certificates in the context of your financial situation and tolerance for risk. You should carefully consider, among other things, all of the applicable risk factors in connection with the purchase of any class of the offered certificates listed in the section entitled "Risk Factors" in the term sheet supplement.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Free Writing Prospectus               July 31, 2006
--------------------------------------------------------------------------------

[Goldman Sachs LOGO]

               $775,868,000 (approximate) of Offered Certificates
                   RFMSI Series 2006-SA2 Trust, Issuing Entity
           Residential Funding Mortgage Securities I, Inc., Depositor
            RFMSI Mortgage Pass-Through Certificates, Series 2006-SA2

--------------------------------------------------------------------------------

Description of the Offered Certificates:

                                                                             Estimated  Estimated
                          Approximate                 Expected                  Avg.       Avg.     Principal    Principal
                          Certificate    Expected      Credit     Initial       Life       Life      Payment      Payment
                            Balance      Ratings    Enhancement   Coupon       (yrs)      (yrs)     Window CPB     Window    Pricing
Certificates    Group       ($)(1)     (S&P/Fitch)   Percentage     (2)        CPB(3)     MAT(4)       (3)         MAT(4)     Speed
------------------------------------------------------------------------------------------------------------------------------------
I-A            Group I     78,818,000    AAA/AAA      [4.25%]     [5.45%]       1.77       3.34    09/06-04/09  09/06-05/36   25 CPB
I-X            Group I     78,818,000    AAA/AAA        N/A       [    %](5)     N/A        N/A        N/A          N/A        N/A
II-A-1         Group II   431,410,000    AAA/AAA      [8.50%]    [5.896%]       2.53       3.35    09/06-05/11  09/06-05/36   25 CPB
II-A-2         Group II    20,039,000    AAA/AAA      [4.25%]    [5.896%]       2.53       3.35    09/06-05/11  09/06-05/36   25 CPB
III-A-1       Group III   110,736,000    AAA/AAA      [7.50%]    [5.920%]       2.90       3.36    09/06-06/13  09/06-06/36   25 CPB
III-A-2       Group III     3,891,000    AAA/AAA      [4.25%]    [5.920%]       2.90       3.36    09/06-06/13  09/06-06/36   25 CPB
IV-A-1         Group IV   100,460,000    AAA/AAA      [7.50%]    [5.893%]       3.18       3.37    09/06-06/16  09/06-06/36   25 CPB
IV-A-2         Group IV     3,530,000    AAA/AAA      [4.25%]    [5.893%]       3.18       3.37    09/06-06/16  09/06-06/36   25 CPB
M-1              All       17,598,000     NR/AA       [2.00%]    [5.887%]       4.37       6.11    09/06-06/16  09/06-06/36   25 CPB
M-2              All        5,866,000      NR/A       [1.25%]    [5.887%]       4.37       6.11    09/06-06/16  09/06-06/36   25 CPB
M-3              All        3,520,000     NR/BBB      [0.80%]    [5.887%]       4.37       6.11    09/06-06/16  09/06-06/36   25 CPB

      1. The Certificate Sizes are approximate, based on projected August 1, 2006 balances of the Mortgage Loans, and are subject to a +/- 10% variance in the aggregate. The Class I-X Certificate balance is a notional balance equal to Class I-A Certificate balance and will receive no payments of principal. Subject to change (+/- 0.50%)

      2. For the first payments until February 25, 2009, the pass through rate for the Class I-A Certificates will equal the lesser of i) [5.45%] and ii) weighted average of the net mortgage rates of the Group I loans. After the February 25, 2009 payment, the pass through rate for the Class I-A will equal the weighted average of the net mortgage rates of the Group I loans. The pass through rate for the Class II-A-1, Class II-A-2, Class III-A-1 and Class III-A-2, Class IV-A-1 and Class IV-A-2 Certificates will equal the weighted average of the net mortgage rates of the respective Group of Mortgage Loans. The pass-through rate for the Class M-1, Class M-2 and Class M-3 Certificates will equal the weighted average of the net mortgage rates of the Group I, Group II, Group III and Group IV mortgage loans, weighted on the basis of the respective Group Subordinate Amounts. The pass-through rate for the Class B-1, Class B-2 and Class B-3 Certificates will equal the weighted average of the net mortgage rates of the Group I, Group II, Group III and Group IV mortgage loans, weighted on the basis of the respective Group Subordinate Amounts.

      3. Average Life and Payment Windows are calculated based upon a prepayment speed of 25 CPR to the reset date (CPB). CPB implies that prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

      4. Average Life and Payment Windows are calculated based upon a prepayment speed of 25 CPR to the maturity date.

      5. The pass through rate for the Class I-X Certificates will equal the excess of the weighted average of the net mortgage rates of the Group I loans over [5.45%] until the February 25, 2009 payment. Thereafter the pass through rate will be 0%.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Free Writing Prospectus               July 31, 2006

--------------------------------------------------------------------------------

The information set forth below, entitled "Preliminary Collateral Description", was derived from a pool of mortgage loans using the data as of July 1, 2006 rolling balances to reflect scheduled payments due August 1, 2006. The characteristics of the final mortgage loan pool may differ from the characteristics of the pool of mortgage loans set forth below, however any such difference is not expected to be more than +/- 10% of the aggregate pool balance. Although the characteristics of the final mortgage loan pool are expected to be similar to the characteristics of the pool contained in this free writing prospectus, they may not conform in all material respects.

Preliminary Collateral Description(1)(2)(3)(4)

                                         Loan Group I   Loan Group II   Loan Group III   Loan Group IV
Group                                     3yr Hybrids    5yr Hybrids      7yr Hybrids     10yr Hybrids      Total
---------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance              $ 83,997,439   $ 481,108,879   $  122,158,164   $ 110,822,685   $798,087,167
Average Loan Balance                     $    376,670   $     429,561   $      437,843   $     554,113   $    438,028
Number of Loans                                   223            1120              279             200          1,822
Weighted Average Months to Roll                    31              57               81             116             66
Weighted Average Age (months)                       5               3                3               4              3
Weighted Average Term to Maturity                 355             357              357             356            357
Gross WAC                                        6.08%           6.20%            6.22%           6.19%          6.19%
Weighted Average Expense Rate                    0.30%           0.30%            0.30%           0.30%          0.30%
Net WAC                                          5.78%           5.90%            5.92%           5.89%          5.89%
Initial Cap                                      2.34%           5.01%            4.97%           5.10%          4.74%
Periodic Cap                                     1.86%           1.87%            1.89%           1.95%          1.88%
Lifetime Cap                                     6.00%           5.03%            5.05%           5.10%          5.14%
Minimum Coupon                                   4.63%           4.25%            5.13%           5.00%          4.25%
Maximum Coupon                                   7.38%           7.75%            7.25%           7.50%          7.75%
Maximum Interest Rate                           12.08%          11.23%           11.27%          11.30%         11.33%
Gross Margin                                     2.35%           2.41%            2.45%           2.55%          2.43%
Net Margin                                       2.05%           2.10%            2.15%           2.25%          2.13%
Six-Month LIBOR Indexed Percent                 19.50%          15.46%           12.17%          15.01%         15.32%
One-Year LIBOR Indexed Percent                  79.23%          83.58%           87.83%          84.60%         83.91%
One-Year CMT Indexed Percent                     1.27%           0.96%            0.00%           0.39%          0.77%
Weighted Average FICO                             728             735              736             746            736
Interest Only Percent                           84.62%          88.09%           90.45%          90.54%         88.43%
Cash Out Refinance Percent                      26.93%          27.80%           25.99%          36.70%         28.66%
California Percent                              27.48%          43.41%           39.39%          45.28%         41.38%
Primary Residence Percent                       93.50%          95.42%           96.41%          93.75%         95.14%
Single Family and PUD Percent                   90.40%          86.59%           83.87%          88.19%         86.79%
Single Largest Zip Code Percent                  2.74%           0.73%            1.56%           1.82%          0.77%
Largest Individual Loan Balance          $  2,000,000   $   1,500,000   $    1,609,000   $   1,462,500   $  2,000,000
Original Loan-to-Value Ratio                    70.60%          72.70%           71.89%          69.01%         71.84%
Combined Loan-to-Value Ratio                    76.14%          77.70%           75.82%          70.04%         76.18%
Maximum Maturity Date                        7/1/2036        7/1/2036         7/1/2036        7/1/2036       7/1/2036

(1) Using the data as of July 1, 2006, subject to a +/- 10% variance in the aggregate.

(2)   Numbers may not add up to 100% due to rounding.

(3) For more information regarding the mortgage loans in each of the loan groups, see Part II of this free writing prospectus.

(4) None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Free Writing Prospectus               July 31, 2006
--------------------------------------------------------------------------------

Time Table

Statistical Cut-Off Date:     August 1, 2006

Settlement Date:              On or about August 24, 2006

Distribution Date:            25th of each month or the next business day

First Distribution Date:      September 25, 2006

Features of the Transaction

      o Offering consists of certificates totaling approximately $775,868,000 rated by S&P and Fitch.

      o The expected amount of credit support for the Class II-A-1 Certificate will be approximately 8.50%. The expected amount of credit support for the Class III-A-1 and Class IV-A-1 Certificates will be approximately 7.50% for each class and the expected amount of credit support for the Class I-A, Class II-A-2, Class III-A-2 and Class IV-A-2 Certificates will be approximately 4.25% for each class. The expected amount of credit support for the Class M-1 Certificates will be approximately 2.00%. The expected amount of credit support for the Class M-2 Certificates will be approximately 1.25%. The expected amount of credit support for the Class M-3 Certificates will be approximately 0.80%.

      o The collateral consists of 3-Year, 5-Year, 7-Year and 10-Year hybrid adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Residential Funding Corporation.

      o This is a Crossed Transaction as described in the term sheet supplement and is not an Excess Transaction as described in the term sheet supplement.

Structure of the Certificates

Distributions on the senior certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the subordinate certificates will be based on payments received or advanced on the mortgage loans in all four loan groups. The subordinate certificates will be entitled to principal prepayments subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class M-1, Class M-2, and Class M-3 Certificates (the "Class M Certificates") and the Class B1, Class B2, and Class B3 Certificates (the "Class B Certificates", which are not offered hereby, and together with the Class M Certificates, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest with respect to the Senior Certificates and, therefore, provide credit protection to the Class I-A and Class I-X Certificates (the "Group I Senior Certificates"), the Class II-A-1 and Class II-A-2 Certificates (the "Group II Senior Certificates") and the Class III-A-1 and Class III-A-2 Certificates (the "Group III Senior Certificates") and the Class IV-A-1 and Class IV-A-2 Certificates (the "Group IV Senior Certificates"). The Group I, Group II, Group III, Group IV Senior Certificates will be called the "Senior Certificates" and together with the Class M Certificates, the "Offered Certificates". Furthermore, the Class II-A-1, Class III-A-1 and Class IV-A-1 Certificates will be referred to herein as "Super Senior Certificates". The Class II-A-1, Class III-A-1, and Class IV-A-1 Certificates will be entitled to additional credit support from the Class II-A-2, Class III-A-2 and Class IV-A-2 Certificates, respectively. The Class II-A-2, Class III-A-2 and Class IV-A-2 Certificates will be a "Senior Support Certificates". Principal losses on the related loans that would otherwise be allocated to the Super Senior Certificates will instead be allocated to the related Senior Support Certificates until the certificate balance of the related class of Senior Support Certificates is reduced to zero.

If on any distribution date there is a shortfall in the funds needed to make all payments to certificateholders, the Senior Certificates will receive distributions of interest and principal before the Subordinate Certificates are entitled to receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations. (Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3)

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Free Writing Prospectus               July 31, 2006
--------------------------------------------------------------------------------

Shifting Interest on the Offered Certificates

Unless the aggregate class principal balance of the Subordinate Certificates has reached a certain level relative to the Senior Certificates subject to certain loss and delinquency criteria, the Senior Certificates (other than Class I-X Certificates) will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans in the related collateral group until the 7th anniversary of the closing date (i.e., the distribution date in August 2013). Thereafter, the Senior Certificates (other than Class I-X Certificates) will generally receive their pro-rata share of scheduled principal payments and a disproportionately large, but decreasing share of principal prepayments on the mortgage loans in the related collateral groups subject to certain loss and delinquency criteria. This will result in a faster rate of return of principal to the Senior Certificates (other than Class I-X Certificates) than would occur if these Senior Certificates and the Subordinate Certificates received all such payments pro rata, and increases the likelihood that holders of these Senior Certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages of the pro rata shares on the Subordinate Certificates are as follows:

                         Distribution Date          Percentage
                   ----------------------------     ----------
                   September 2006 - August 2013          0%
                   September 2013 - August 2014         30%
                   September 2014 - August 2015         40%
                   September 2015 - August 2016         60%
                    September 2016- August 2017         80%
                     September 2017 and after          100%

If before the Distribution Date in September 2009 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage for the Senior Certificates, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments subject to certain loss and delinquency criteria. If on or after the Distribution Date in September 2009, the credit support for the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayments, subject to certain loss and delinquency criteria.

Priority of Distributions for the Certificates

      1. Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates for each respective group.

      2. Payment of principal to the holders of the related Senior Certificates (other than Class I-X Certificates) in an amount equal to the related group's senior principal distribution amount. For the Group II Senior Certificates, payment of principal will be made pro rata between the Class II-A-1 and Class II-A-2 Certificates. For the Group III Senior Certificates, payment of principal will be made pro rata between the Class III-A-1 and Class III-A-2 Certificates. For the Group IV Senior Certificates, payment of principal will be made up pro rata between the Class IV-A-1 and Class IV-A-2 Certificates.

      3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class M-1 Certificates.

For a further description, see "Description of the Certificates--Glossary of Terms," "--Interest Distributions," "--Principal Distributions on the Senior Certificates," and "--Principal Distributions on the Class M Certificates" in the term sheet supplement.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Free Writing Prospectus               July 31, 2006
--------------------------------------------------------------------------------

Allocation of Realized Losses

Losses on the mortgage loans realized during any calendar month will be allocated on each Distribution Date to reduce the Certificate Principal Balances of the Subordinate Certificates in reverse numerical order (Class B-3, Class B-2, Class B-1, Class M-3, Class M-2, Class M-1), in each case until the Certificate Principal Balance of each such class has been reduced to zero. If the Certificate Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the mortgage loans would be allocated pro rata to the Senior Certificates (other than Class I-X Certificates) related to the loan group in which such realized losses occurred based on their outstanding Certificate Principal Balances, in each case until the Certificate Principal Balance of such class of certificates has been reduced to zero. However, principal losses on the underlying loans that would otherwise be allocated to the Super Senior Certificates related to any loan group will instead be allocated to the related class of Senior Support Certificates until the certificate principal balance is reduced to zero. Principal losses that would otherwise be allocated on the Class II-A-1 Certificates will first be allocated to the Class II-A-2 Certificate until reduced to zero. Principal losses that would otherwise be allocated on the Class III-A-1 Certificates will first be allocated to the Class III-A-2 Certificate until reduced to zero. Principal losses that would otherwise be allocated on the Class IV-A-1 Certificates will first be allocated to the Class IV-A-2 Certificate until reduced to zero.

See "Description of the Certificates--Allocation of Losses; Subordination" in the term sheet supplement.

Key Terms

Issuer:               RFMSI Series 2006-SA2 Trust

Sponsor:              Residential Funding Corporation

Depositor:            Residential Funding Mortgage Securities I, Inc.

Originators:          Originators that originated 10% or more of the mortgage
                      loans by aggregate principal balance, as of the Cut-off
                      Date (after deducting payments of principal due during the month of the Cut-off Date), include HomeComings Financial
                      Network, Inc, a wholly owned subsidiary of Residential
                      Funding Corporation, which originated approximately 32.89% of the mortgage loans, and GMAC Mortgage Corporation, an affiliate of Residential Funding Corporation which originated 33.49% of the mortgage loans.

Master Servicer:      Residential Funding Corporation

Significant           No servicer, other than as described in the next sentence,
Servicers             subservices 10% or more of the mortgage loans by aggregate principal balance, as of the Cut-off Date (after deducting payments of principal due during the month of the Cut-off
                      Date). HomeComings Financial Network, Inc., a wholly-owned subsidiary of Residential Funding, is expected to subservice approximately 58.61% of the mortgage loans.
                      GMAC Mortgage Corporation is expected to subservice approximately 33.70% of the mortgage loans.

Seller: Goldman Sachs Mortgage Company ("GSMC"). GSMC initially purchased all of the mortgage loans from Residential Funding Corporation in various whole loan sale transactions. On the Settlement Date, GSMC will sell the mortgage loans to the depositor.

Representations and   Residential Funding Corporation and the seller will make
Warranties:           certain limited representations and warranties regarding
                      the mortgage loans. Specifically, Residential Funding
                      Corporation will make these limited representations and warranties regarding the mortgage loans as of the date such mortgage loans were sold to the seller and the seller will make these limited representations and warranties regarding the mortgage loans as of the settlement date of issuance of the certificates. Residential Funding and the seller will be required to repurchase any mortgage loan as to which a breach of its representations and warranties with respect to that mortgage loan occurs, if such breach materially and adversely affects the interests of the certificateholders in any of those mortgage loans.

Trustee:              U.S. Bank National Association

Rating Agencies:      Fitch and S&P on the Senior Certificates and Fitch on
                      Class M and Class B Certificates.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Free Writing Prospectus               July 31, 2006
--------------------------------------------------------------------------------

Type of Issuance:     Public for all the Offered Certificates.

Servicer Advancing:   To the extent requested by the rating agencies, the
                      servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

                      See "Description of the Certificates--Advances" in the term sheet supplement.

Compensating          To the extent that funds are available from the servicing
Interest:             fee, the Servicer will pay compensating interest equal to
                      the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from certain principal prepayments on the Mortgage Loans during the related prepayment period.

Interest Accrual:     The interest accrual period for the Certificates is
                      calculated on a 30/360 basis and is the calendar month preceding the month of each Distribution Date.

Mortgage Loan         The Six Month-LIBOR will be calculated using the
Index:                arithmetic mean of the London Interbank offered rate
                      quotations for Six-Month U.S. dollar-denominated deposits as published in The Wall Street Journal. The One
                      Year-LIBOR will be calculated using the arithmetic mean of the London Interbank offered rate quotations for One-Year
                      U.S. dollar-denominated deposits as published in The Wall
                      Street Journal. The One-Year CMT loan index will be determined based on the average weekly yield on U.S.
                      Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable interest rate reset date, as published in Federal Reserve
                      Statistical Release H. 15(519), as applicable, and annually thereafter.

Group I               The Group I Mortgage Loans consist of approximately 79%
Mortgage Loans:       One-Year LIBOR, 1% One-Year CMT and 20% Six-Month Libor
                      Indexed 3-Year Hybrid ARMS secured by one- to four-family residential properties. Approximately 85% of the Group I
                      Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 3 year fixed rate period. The mortgage interest rates will be indexed to One-Year LIBOR, One-Year CMT, and Six- Month LIBOR and will adjust to that index plus the Gross Margin. The Group I Mortgage Loans have a weighted average Periodic Interest Rate Cap of 2.337% for the first adjustment date and 1.863% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.997% over the initial mortgage interest rate.

Group II              The Group II Mortgage Loans consist of approximately 84%
Mortgage Loans:       One-Year LIBOR Indexed, 15% Six-Month LIBOR, and 1%
                      One-Year CMT Indexed 5-Year Hybrid ARMS secured by one- to four-family residential properties. Approximately 88% of the Group II Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 5 year fixed rate period. The mortgage interest rates will be indexed to One-Year LIBOR, Six-Month LIBOR, and One- Year
                      CMT and will adjust to that index plus the Gross Margin.
                      The Group II Mortgage Loans have a weighted average
                      Periodic Interest Rate Cap of 5.010% for the first adjustment date and 1.866% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.030% over the initial mortgage interest rate.

Group III             The Group III Mortgage Loans consist of 88% One-Year LIBOR
Mortgage Loans:       and 12% Six-Month LIBOR Indexed 7-Year Hybrid ARMS secured by one- to four-family residential properties.
                      Approximately 90% of the Group III Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 7 year fixed rate period. The mortgage interest rates will be indexed to One-Year LIBOR and Six-Month LIBOR and will adjust to that index plus the Gross Margin. The Group III
                      Mortgage Loans have a weighted average Periodic Interest
                      Rate Cap of 4.974% for the first adjustment date and 1.893% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.046% over the initial mortgage interest rate.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Free Writing Prospectus               July 31, 2006
--------------------------------------------------------------------------------

Group IV              The Group IV Mortgage Loans consist of 85% One-Year LIBOR,
Mortgage Loans:       less than 1% One-Year CMT, 15% Six-Month LIBOR Indexed
                      10-Year Hybrid ARMS secured by one- to four-family residential properties. Approximately 91% of the Group III
                      Mortgage Loans require only the payment of interest for a certain period of time after the origination date. The mortgage interest rates adjust annually or semi-annually following the initial 10 year fixed rate period. The mortgage interest rates will be indexed to One-Year LIBOR, One-Year CMT, and Six-Month LIBOR and will adjust to that index plus the Gross Margin. The Group IV Mortgage Loans have a weighted average Periodic Interest Rate Cap of 5.103% for the first adjustment date and 1.952% for every adjustment date thereafter. The mortgage interest rates are subject to a weighed average lifetime maximum mortgage interest rate of 5.103% over the initial mortgage interest rate.

Expense Fee Rate:     The "Expense Fee Rate" is comprised of the primary
                      servicing fee, master servicing fee and primary mortgage insurance fee and will be equal to a per annum rate of 0.30%.

Expected              8.50% for the Class II-A-1. 7.50% for the Class III-A-1,
Subordination         Class IV-A-1 Certificates and 4.25% for the Class I-A,
                      Class 1-X, Class II-A-2, Class III-A-2, Class IV-A-2
                      Certificates. 2.00% for Class M-1 Certificates, 1.25% for
                      Class M-2 Certificates, 0.80% for Class M-3 Certificates.

Other Certificates:   The following Classes of "Other Certificates" (the Class B
                      Certificates) will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

                                        Approximate Certificate       Initial
                      Certificate(1)          Balance ($)            Coupon(2)
                      --------------   ------------------------   --------------
                            B-1                2,346,000             [5.887%]

                            B-2                1,956,000             [5.887%]

                            B-3                1,955,323             [5.887%]

                        1. The Certificate Sizes are approximate, based on projected August 1, 2006 balances of the Mortgage Loans, and are subject to a +/- 10% variance in the aggregate.

                        2. For the Class B-1, B-2, and B-3 subordinate certificates the Pass-Through Rate will equal the weighted average of the net mortgage rates of the Group I, Group II, Group III and Group IV Mortgage Loans, weighted on the basis of the Group Subordinate Amount.

Clean Up Call:        10% of the Cut-off Date principal balance of the Mortgage
                      Loans.

                      See "Pooling and Servicing Agreement--Termination" in the term sheet supplement and "The Pooling and Servicing Agreement--Termination; Retirement of Certificates" in the related base prospectus.

Tax Treatment:        It is anticipated that the Offered Certificates will be
                      treated as REMIC regular interests for tax purposes.

                      For further information regarding the federal income tax consequences of investing in the offered certificates, including important information regarding the tax treatment of the Class R Certificates, see "Material Federal Income Tax Consequences" in the term sheet supplement and in the related base prospectus.

ERISA Eligibility:    The Offered Certificates are expected to be ERISA
                      eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

                      See "ERISA Considerations" in the term sheet supplement and in the related base prospectus.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Free Writing Prospectus               July 31, 2006
--------------------------------------------------------------------------------

SMMEA Eligibility:    The Senior Certificates and the Class M-1 Certificates are
                      expected to constitute "mortgage related securities" for purposes of SMMEA.

                      See "Legal Investment" in the term sheet supplement and "Legal Investment Matters" in the related base prospectus.

Minimum               $25,000 for the Senior Certificates and Class M-1
Denomination:         Certificates and $250,000 for the Class M-2 and Class M-3
                      Certificates.

Delivery:             Senior Certificates and the Class M Certificates - DTC

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Goldman, Sachs & Co.
RFMSI 2006-SA2

Selection Criteria: All records
Table of Contents

   1. Summary
   2. Loan Type
   3. Current Rate
   4. Net Rate
   5. Conforming
   6. Principal Balance
   7. Number of Units
   8. Original Term
   9. RemTerm
   10. Age
   11. States
   12. City
   13. Original LTV
   14. Combined LTV
   15. FICO
   16. PMI
   17. Property Type
   18. Occupancy Code
   19. Purpose
   20. Documentation Type
   21. Index
   22. Margins
   23. Periodic Rate Caps
   24. Max Rate
   25. Months to Roll
   26. Prepayment Penalty Terms
   27. Interest Only
   28. Interest Only Term
   29. Silent Seconds
   30. Servicer
   31. DTI

1. Summary

As of Date: 2006-07-01
Loan Count: 1,822
Current Balance: 798,087,167
Average Current Balance: 438,028
Gross Weighted Average Coupon: 6.189
Net Weighted Average Coupon: 5.887
Weighted Average Gross Margin: 2.427
Weighted Average Net Margin: 2.125
Weighted Average FICO: 736.229
Weighted Average Original LTV Ratio: 71.841
Weighted Average Combined Original LTV Ratio: 76.182
Weighted Average Debt to Income Ratio: 37.606
Percent of Current Balance in California: 41.380%
Weighted Average Loan Age: 3
Percent of Current Balance with Silent Seconds: 31.137%
Weighted Average Original Term: 360
Weighted Average Maturity: 357
Weighted Average Initial Cap: 4.736
Weighted Average Periodic Cap: 1.882
Weighted Average Life Cap: 5.144
Weighted Average Maximum Rate: 11.333
Weighted Average Months To Roll: 66
Maximum Percent of Current Balance in one Zip Code: 0.775%

                Top

2. Loan Type

                                                       Gross
Loan Type                    Count   Balance   Percent  WAC  Net WAC FICO LTV   %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
3 YR ARM                       223  83,997,439    10.5 6.084   5.781  728  71  84.6     64.3 93.5    79.2    19.5     1.3  31   5
5 YR ARM                     1,120 481,108,879    60.3 6.198   5.896  735  73  88.1     61.1 95.4    83.6    15.5       1  57   3
7 YR ARM                       279 122,158,164    15.3  6.22    5.92  736  72  90.5     68.6 96.4    87.8    12.2       0  81   3
10 YR ARM                      200 110,822,685    13.9 6.193   5.893  746  69  90.5     73.5 93.7    84.6      15     0.4 116   4
Total:                       1,822 798,087,167     100 6.189   5.887  736  72  88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

3. Current Rate

                                                       Gross
Current Rate                 Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.250                    1     488,348     0.1  4.25    3.95  809  82    0      100  100     100       0       0  49  11
4.251 - 4.500                    1     535,000     0.1   4.5     4.2  797  43  100      100  100       0     100       0  45  15
4.501 - 4.750                    4   1,906,253     0.2  4.69    4.39  728  67   76      100  100    76.9    23.1       0  34   8
4.751 - 5.000                   15   7,714,542       1 4.933   4.633  742  73 46.8      100 83.8    92.4     7.6       0  48   7
5.001 - 5.250                   27  14,042,241     1.8 5.226   4.926  760  70 88.4       83  100      81    11.3     7.8  55   7
5.251 - 5.500                  102  47,528,857       6 5.454   5.154  743  71 84.9     81.3 98.1    81.8    16.6     1.6  61   5
5.501 - 5.750                  145  75,900,163     9.5 5.708   5.408  747  70 83.4     74.5 95.1    84.4    14.9     0.8  68   4
5.751 - 6.000                  296 139,973,088    17.5 5.934   5.633  741  70 83.5     66.6 95.9    83.1    16.4     0.5  64   4
6.001 - 6.250                  401 190,523,459    23.9 6.192   5.891  740  72 93.5     64.5 97.1    78.4    21.3     0.3  69   3
6.251 - 6.500                  398 171,507,775    21.5 6.436   6.135  736  73 92.5     58.5 95.2    85.1    13.7     1.1  68   3
6.501 - 6.750                  239  84,160,324    10.5 6.686   6.382  721  74 86.9       56 94.6    91.4     8.2     0.4  65   3
6.751 - 7.000                  140  47,913,729       6 6.904   6.595  712  74 90.1     49.8 88.9    88.5    11.5       0  65   2
7.001 - 7.250                   50  13,920,104     1.7 7.155   6.855  711  79 87.1     50.8 74.9    96.3     1.9     1.8  62   2
7.251 - 7.500                    2   1,545,284     0.2 7.419   7.119  710  74  100     64.6  100     100       0       0  64   2
7.501 - 7.750                    1     428,000     0.1  7.75    7.45  699  80  100        0  100     100       0       0  58   2
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

min: 4.250
max: 7.750
wa: 6.189

                Top

4. Net Rate

                                                       Gross
Net Rate                     Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
3.751 - 4.000                    1     488,348     0.1  4.25    3.95  809  82    0      100  100     100       0       0  49  11
4.001 - 4.250                    1     535,000     0.1   4.5     4.2  797  43  100      100  100       0     100       0  45  15
4.251 - 4.500                    4   1,906,253     0.2  4.69    4.39  728  67   76      100  100    76.9    23.1       0  34   8
4.501 - 4.750                   15   7,714,542       1 4.933   4.633  742  73 46.8      100 83.8    92.4     7.6       0  48   7
4.751 - 5.000                   27  14,042,241     1.8 5.226   4.926  760  70 88.4       83  100      81    11.3     7.8  55   7
5.001 - 5.250                  102  47,528,857       6 5.454   5.154  743  71 84.9     81.3 98.1    81.8    16.6     1.6  61   5
5.251 - 5.500                  145  75,900,163     9.5 5.708   5.408  747  70 83.4     74.5 95.1    84.4    14.9     0.8  68   4
5.501 - 5.750                  296 139,973,088    17.5 5.934   5.633  741  70 83.5     66.6 95.9    83.1    16.4     0.5  64   4
5.751 - 6.000                  406 192,677,305    24.1 6.196   5.892  740  72 93.6     64.1 96.9    78.2    21.5     0.3  69   3
6.001 - 6.250                  396 170,632,805    21.4 6.437   6.136  736  73 92.1       59 95.1    85.1    13.8     1.1  69   3
6.251 - 6.500                  238  83,940,166    10.5 6.688   6.386  721  74 87.5     56.4 95.1    91.8     7.8     0.4  65   3
6.501 - 6.750                  138  46,855,009     5.9 6.905   6.602  713  74 89.9     48.7 88.7    89.1    10.9       0  66   2
6.751 - 7.000                   50  13,920,104     1.7 7.155   6.855  711  79 87.1     50.8 74.9    96.3     1.9     1.8  62   2
7.001 - 7.250                    2   1,545,284     0.2 7.419   7.119  710  74  100     64.6  100     100       0       0  64   2
7.251 - 7.500                    1     428,000     0.1  7.75    7.45  699  80  100        0  100     100       0       0  58   2
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

min: 3.950
max: 7.450
wa: 5.887

                Top

5. Conforming

                                                       Gross
Conforming                   Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
CONFORMING                     807 199,810,711      25 6.345   6.042  726  75 87.3     62.8 95.1    80.1    18.4     1.5  61   3
NON CONFORMING               1,015 598,276,456      75 6.137   5.836  740  71 88.8     64.8 95.1    85.2    14.3     0.5  68   4
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

6. Principal Balance

                                                       Gross
Principal Balance            Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                28   2,478,711     0.3 6.597   6.297  715  76 75.6     65.8 93.2    92.9     7.1       0  57   4
100,001 - 150,000              115  14,868,701     1.9 6.423   6.123  721  77 82.2     77.2 90.5    91.5     8.5       0  55   3
150,001 - 200,000              161  28,364,138     3.6 6.378   6.078  723  75 85.4     66.9 90.4    82.8    16.5     0.7  59   3
200,001 - 250,000              132  29,922,895     3.7 6.379   6.078  720  76 81.6       62 93.4    88.4     7.6     3.9  58   3
250,001 - 275,000               67  17,569,523     2.2 6.308   6.008  726  75 91.3     68.7 95.3    77.6      21     1.4  58   3
275,001 - 350,000              168  51,978,513     6.5 6.334   6.034  725  75 90.1     64.8 99.4    73.6    24.5     1.9  63   3
350,001 - 400,000               84  31,594,881       4 6.285   5.978  733  72 90.6     58.2 95.2    72.6    27.4       0  65   4
400,001 - 450,000              200  85,944,027    10.8 6.253   5.949  732  73 87.5     55.1 96.5      84      15       1  65   3
450,001 - 500,000              259 124,053,933    15.5  6.17   5.868  739  72 85.1     60.1 95.7    88.6      11     0.4  64   4
500,001 - 550,000              132  69,419,917     8.7 6.076   5.775  738  75 89.5     75.6 94.7      81    18.2     0.8  69   3
550,001 - 600,000              137  79,020,897     9.9  6.17   5.868  750  73 90.5     69.3 91.8    86.1    13.2     0.7  67   3
600,001 - 750,000              198 130,773,720    16.4 6.119   5.817  742  71 90.2     60.9 96.9      89      11       0  71   4
750,001 - 850,000               54  42,852,246     5.4 6.041   5.741  734  67 92.5     57.4  100    84.9    15.1       0  62   4
850,001 - 950,000               26  23,323,328     2.9 6.108   5.808  741  70 84.6     69.5 92.1    80.8    19.2       0  71   4
950,001 - 1,000,000             48  47,507,571       6 6.133   5.833  743  63 89.6     70.9 93.8    85.4    14.6       0  78   3
1,000,001 - 1,250,000            6   6,965,670     0.9 5.429   5.129  735  62 83.1      100 82.1    84.4       0    15.6  62   9
1,250,001 - 1,500,000            4   5,921,994     0.7 6.593   6.293  740  60  100     74.7 75.3    49.3    50.7       0  73   2
1,500,001 - 1,750,000            1   1,609,000     0.2 6.875   6.575  637  60  100      100  100     100       0       0  82   2
1,750,001 - 2,000,000            2   3,917,500     0.5 6.125   5.825  724  57  100     48.9  100       0     100       0  30   6
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

min: 75,473
max: 2,000,000
avg: 438,028

                Top

7. Number of Units

                                                       Gross
Number of Units              Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
1                            1,787 783,887,541    98.2 6.182   5.881  736  72 88.6     64.7   95      84    15.2     0.8  66   3
2                               33  13,253,058     1.7 6.568   6.268  732  76 78.9     42.1  100      82      18       0  63   3
3                                1     570,000     0.1 6.125   5.825  785  44  100      100  100     100       0       0  59   1
4                                1     376,567       0 6.375   6.075  744  58    0        0  100       0     100       0 114   6
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

8. Original Term

                                                       Gross
Original Term                Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
360                          1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

min: 360
max: 360
wa: 360

                Top

9. RemTerm

                                                       Gross
RemTerm                      Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
338                              2     305,202       0   5.5     5.2  710  84  100      100  100      36      64       0  29  22
341                              1   1,175,676     0.1 5.875   5.575  724  44    0      100  100     100       0       0 101  19
343                              1     589,195     0.1 5.125   4.825  764  78    0      100  100     100       0       0 103  17
344                              2     972,932     0.1 5.329   5.029  753  72  100      100  100     100       0       0  50  16
345                              6   2,198,335     0.3 5.085   4.785  761  68 87.8     87.8  100    75.7    24.3       0  28  15
346                              3     790,607     0.1 5.554   5.254  765  63 68.2     68.2  100    68.2    31.8       0  30  14
347                              2   1,480,000     0.2 4.933   4.633  667  72  100      100 15.5     100       0       0  23  13
348                              8   2,580,745     0.3 5.276   4.976  728  57  100     89.4 96.9    79.9    20.1       0  47  12
349                              8   3,922,994     0.5 5.492   5.192  743  75   62      100  100    96.1     3.9       0  89  11
350                              4   2,212,837     0.3 5.475   5.175  741  58 79.4     67.4  100    86.8    13.2       0  32  10
351                             11   4,571,083     0.6 5.457   5.157  768  74 72.7     74.5 82.7    80.1    15.5     4.3  64   9
352                             36  16,999,392     2.1  5.64   5.336  751  71 75.6     62.6 98.9    79.4    17.9     2.8  59   8
353                             35  13,693,369     1.7 6.057   5.757  741  73 70.3     82.3 92.5    79.3    20.7       0  79   7
354                            107  47,173,378     5.9  6.04    5.74  743  69 91.6     53.8 95.6    57.7    41.6     0.7  63   6
355                            142  67,752,306     8.5 6.099   5.799  735  72 87.3     56.1 97.4    72.9    23.4     3.7  60   5
356                            260 124,744,051    15.6 6.128   5.827  733  71 89.4     58.8 95.6    82.7      16     1.3  66   4
357                            476 216,353,324    27.1 6.212   5.908  738  72 91.6     68.6 93.1    88.9    10.9     0.2  69   3
358                            551 225,092,625    28.2 6.333   6.032  734  73 88.3     65.6 96.2    86.6    13.3     0.1  66   2
359                            150  55,659,102       7 6.355   6.055  732  72 87.5       59 96.2      94     5.6     0.4  70   1
360                             17   9,820,014     1.2 6.397   6.097  730  74 87.5     73.7 94.7      82      18       0  65   0
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

min: 338
max: 360
wa: 357

                Top

10. Age

                                                       Gross
Age                          Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
0                               17   9,820,014     1.2 6.397   6.097  730  74 87.5     73.7 94.7      82      18       0  65   0
1                              150  55,659,102       7 6.355   6.055  732  72 87.5       59 96.2      94     5.6     0.4  70   1
2                              551 225,092,625    28.2 6.333   6.032  734  73 88.3     65.6 96.2    86.6    13.3     0.1  66   2
3                              476 216,353,324    27.1 6.212   5.908  738  72 91.6     68.6 93.1    88.9    10.9     0.2  69   3
4                              260 124,744,051    15.6 6.128   5.827  733  71 89.4     58.8 95.6    82.7      16     1.3  66   4
5                              142  67,752,306     8.5 6.099   5.799  735  72 87.3     56.1 97.4    72.9    23.4     3.7  60   5
6                              107  47,173,378     5.9  6.04    5.74  743  69 91.6     53.8 95.6    57.7    41.6     0.7  63   6
7                               35  13,693,369     1.7 6.057   5.757  741  73 70.3     82.3 92.5    79.3    20.7       0  79   7
8                               36  16,999,392     2.1  5.64   5.336  751  71 75.6     62.6 98.9    79.4    17.9     2.8  59   8
9                               11   4,571,083     0.6 5.457   5.157  768  74 72.7     74.5 82.7    80.1    15.5     4.3  64   9
10                               4   2,212,837     0.3 5.475   5.175  741  58 79.4     67.4  100    86.8    13.2       0  32  10
11                               8   3,922,994     0.5 5.492   5.192  743  75   62      100  100    96.1     3.9       0  89  11
12                               8   2,580,745     0.3 5.276   4.976  728  57  100     89.4 96.9    79.9    20.1       0  47  12
13                               2   1,480,000     0.2 4.933   4.633  667  72  100      100 15.5     100       0       0  23  13
14                               3     790,607     0.1 5.554   5.254  765  63 68.2     68.2  100    68.2    31.8       0  30  14
15                               6   2,198,335     0.3 5.085   4.785  761  68 87.8     87.8  100    75.7    24.3       0  28  15
16                               2     972,932     0.1 5.329   5.029  753  72  100      100  100     100       0       0  50  16
17                               1     589,195     0.1 5.125   4.825  764  78    0      100  100     100       0       0 103  17
19                               1   1,175,676     0.1 5.875   5.575  724  44    0      100  100     100       0       0 101  19
22                               2     305,202       0   5.5     5.2  710  84  100      100  100      36      64       0  29  22
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

min: 0
max: 22
wa: 3

                Top

11. States

                                                       Gross
States                       Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
CA                             655 330,248,648    41.4 6.151   5.851  737  71 89.2     60.1 96.9    88.9    10.3     0.7  67   4
VA                             140  67,521,747     8.5 6.114   5.813  738  73 93.7     69.8 97.9    35.1    64.4     0.5  62   4
AZ                             126  52,263,538     6.5 6.305   6.003  736  71 93.7     59.8 96.2    92.6     6.8     0.6  62   3
WA                             119  42,915,703     5.4 6.179   5.878  727  75 81.9     69.5 99.4    94.9     5.1       0  59   3
FL                             102  40,686,168     5.1 6.439   6.137  734  69 90.3     60.4 80.6    93.1     6.9       0  67   3
MD                              69  33,108,728     4.1 6.033   5.733  734  71 88.9     69.4   94      63      37       0  63   4
NJ                              59  25,926,890     3.2 6.277   5.975  734  72 90.4     67.3 93.2     100       0       0  79   3
CO                              73  20,994,263     2.6 6.264   5.961  739  73 89.9       66 97.7    99.1       0     0.9  61   3
IL                              39  17,563,379     2.2 6.336   6.036  731  70 85.9     58.9  100    96.2     3.8       0  73   3
NY                              27  14,739,258     1.8 6.006   5.706  740  71 69.6     81.3 95.9    85.2     5.8       9  76   5
DC                              30  14,170,851     1.8 6.105   5.805  734  75 96.4     76.3 96.3    10.6    89.4       0  65   3
OR                              39  12,414,374     1.6 6.274   5.974  747  76 82.9     68.7 92.6    89.3     8.9     1.8  68   3
NC                              32  12,405,236     1.6 6.099   5.799  742  71 82.5     76.5 84.3    94.5     5.5       0  64   4
TX                              23  11,132,509     1.4 6.116   5.816  734  72 95.1     60.1 95.9    98.7     1.3       0  71   5
GA                              28  10,286,880     1.3 6.188   5.888  726  74   75     75.1 98.7    95.1     4.9       0  57   3
MA                              20  10,185,828     1.3 6.056   5.756  746  68 93.9     81.2 93.5    95.4     4.6       0  69   3
NV                              21   9,192,632     1.2  6.37   6.035  750  76 87.8     62.9   87    84.1    15.9       0  62   3
UT                              19   6,447,614     0.8 6.228   5.928  735  72 66.4     58.4   87      83      17       0  64   4
MI                              24   6,087,300     0.8  6.28    5.98  733  77 77.2     83.1  100    97.3     2.7       0  66   3
SC                              20   5,604,403     0.7 6.163   5.863  745  70 70.3     78.9 75.1    90.4     3.6       6  55   4
CT                              14   5,049,911     0.6 6.301   5.989  717  72 96.1     41.7  100    92.6     7.4       0  53   3
MN                              17   4,933,862     0.6 6.317   6.017  735  78 90.8     36.5 95.8    97.5     2.5       0  69   4
OH                              10   4,624,177     0.6 6.088   5.788  734  73 87.6     71.7  100    69.2    14.1    16.7  72   3
HI                               8   4,580,186     0.6 6.252   5.952  742  75  100     60.2 87.4    90.2     9.8       0  66   3
PA                              11   4,250,837     0.5 6.183   5.883  736  72 80.5       68  100      95       5       0  72   3
WI                              10   3,306,367     0.4 6.454   6.154  735  74  100     72.9  100    90.6     9.4       0  72   3
ID                              11   3,123,338     0.4  6.22    5.92  728  71 94.9     42.8  100     100       0       0  53   3
DE                               3   2,607,693     0.3 6.196   5.896  772  58  100      100 64.5    64.5    35.5       0  59   3
MT                               4   2,449,125     0.3 6.375   6.075  780  62  100     76.3 57.9     100       0       0 118   2
LA                              10   2,328,671     0.3 6.506   6.206  712  76 95.6     21.5  100    82.6     6.6    10.8  68   6
AL                              12   2,289,764     0.3 6.088   5.788  720  77 85.2      100  100     100       0       0  69   4
NH                               5   2,239,730     0.3  6.45    6.15  762  70 49.1     69.3  100     100       0       0  62   2
TN                               6   2,200,918     0.3  6.23    5.93  767  79 90.9     78.2 54.1     100       0       0  71   3
MO                               9   1,992,090     0.2  6.52    6.22  720  65 85.7     89.3  100     100       0       0  47   4
NM                               4   1,831,628     0.2 6.127   5.827  714  77 56.3     80.6  100    83.7    16.3       0  63   2
KS                               3   1,518,925     0.2 5.943   5.643  782  77 44.2      100  100    88.8    11.2       0  77   3
RI                               6   1,479,324     0.2 6.311   6.011  682  80 53.3       84  100     100       0       0  68   3
ME                               3   1,075,000     0.1 7.299   6.941  712  66  100     14.1   54     100       0       0  54   3
AR                               2     858,600     0.1 6.295   5.995  751  78  100        0  100     100       0       0 106   4
MS                               2     585,348     0.1  4.54    4.24  809  81 16.6      100  100     100       0       0  54  10
KY                               4     549,680     0.1 5.454   5.154  710  82 85.5      100  100    67.3    32.7       0  49   9
IN                               1     132,871       0 6.125   5.825  767  79    0        0  100     100       0       0  59   1
NE                               1     103,970       0 6.875   6.575  694  80  100      100  100     100       0       0  31   5
WY                               1      79,200       0 7.125   6.825  656  80  100      100  100     100       0       0  58   2
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

12. City

                                                       Gross
City                         Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO                       31  16,436,818     2.1 6.038   5.738  735  72 88.2       74  100    93.8     6.2       0  65   4
SCOTTSDALE                      27  16,206,598       2 6.237   5.937  745  68 96.4       61 98.8     100       0       0  60   3
SAN JOSE                        28  15,584,341       2 6.179   5.879  740  75 87.5     66.9  100      93       7       0  64   3
WASHINGTON                      30  14,170,851     1.8 6.105   5.805  734  75 96.4     76.3 96.3    10.6    89.4       0  65   3
LOS ANGELES                     21  10,845,407     1.4 6.205   5.905  722  67 90.1     49.5  100    95.1     4.9       0  66   3
PHOENIX                         25   8,750,426     1.1 6.374   6.074  723  73 94.1     55.3 94.8    84.3    12.1     3.6  64   3
SAN FRANCISCO                   11   7,194,586     0.9 6.365   6.065  743  70 81.4     71.4  100    48.5    51.5       0  84   3
WOODBRIDGE                      13   6,461,231     0.8  6.15    5.85  726  78  100     65.5  100    48.2    51.8       0  60   3
SAN CLEMENTE                     7   6,182,389     0.8 5.868   5.568  728  74 87.3     71.7  100      68      32       0  72   5
CHICAGO                         11   6,078,996     0.8  6.43    6.13  697  71 78.6     73.7  100     100       0       0  68   3
CORONA                          12   5,431,172     0.7 6.127   5.827  737  73 83.4     56.1  100     100       0       0  53   4
ARLINGTON                       12   5,406,527     0.7 6.183   5.883  766  75  100     66.7 92.3    25.7    74.3       0  69   3
Other                        1,594 679,337,825    85.1  6.19   5.889  737  72   88       64 94.5    85.5    13.7     0.9  66   3
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

13. Original LTV

                                                       Gross
Original LTV                 Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                 125  64,661,022     8.1 6.045   5.741  752  41 78.1     52.8 94.6    83.7      15     1.4  65   4
50.001 - 60.000                129  63,332,009     7.9 6.121    5.82  744  57 90.1     57.3 96.7    89.8     9.8     0.4  70   3
60.001 - 70.000                234 126,953,150    15.9  6.16    5.86  736  67 90.6     56.4 95.5    82.2    17.8       0  69   3
70.001 - 75.000                262 141,537,922    17.7 6.184   5.884  733  74 88.7     61.2 95.1    84.1    14.5     1.5  68   4
75.001 - 80.000              1,023 388,890,848    48.7 6.226   5.925  735  80 89.6     70.8   95    83.2    16.1     0.7  64   3
80.001 - 85.000                  9   1,816,455     0.2 5.716   5.416  723  84 51.1      100  100     100       0       0  43   5
85.001 - 90.000                 31   9,028,461     1.1 6.608   6.256  691  90 78.7     69.3 90.9    91.3     8.7       0  58   3
90.001 - 95.000                  9   1,867,299     0.2 6.467   6.167  733  95 68.6     54.7 92.6     100       0       0  51   4
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

min: 5.000
max: 95.000
wa: 71.841

                Top

14. Combined LTV

                                                       Gross
Combined LTV                 Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                 117  60,448,278     7.6 6.052   5.749  751  41   77     52.5 94.2    84.4    14.6       1  66   4
50.001 - 60.000                121  57,771,391     7.2 6.084   5.782  749  56 89.2     54.9 96.4    87.3    12.2     0.4  69   3
60.001 - 70.000                196 106,700,711    13.4 6.164   5.863  735  67 92.9     55.6   96    85.5    14.5       0  70   4
70.001 - 75.000                201 109,520,367    13.7 6.179   5.879  738  73 86.9     67.2 95.7    90.3     7.5     2.2  71   4
75.001 - 80.000                507 235,591,273    29.5 6.112   5.811  742  79 89.2     72.4 93.8    87.8    11.4     0.8  68   3
80.001 - 85.000                 42  15,525,616     1.9 6.164   5.864  720  77 85.7     74.7  100      69      31       0  55   3
85.001 - 90.000                241  96,160,237      12 6.325    6.02  723  78 90.5     51.9 92.1    70.7    28.8     0.6  61   3
90.001 - 95.000                257  78,685,320     9.9  6.43    6.13  713  80 88.2     61.3 97.8    84.6    14.9     0.6  58   3
95.001 - 100.000               140  37,683,973     4.7 6.304   6.003  746  80 89.1     96.6 99.5    69.1    30.9       0  55   3
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

min: 5.000
max: 100.000
wa: 76.182

                Top

15. FICO

                                                       Gross
FICO                         Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
580 - 619                        1     113,959       0 5.875   5.575  616  85  100      100  100     100       0       0  34   2
620 - 649                      100  32,900,021     4.1 6.448   6.148  637  75 85.5     94.8 95.2      94       6       0  58   4
650 - 699                      342 136,780,143    17.1 6.303   6.001  681  73   90     65.7 97.9    84.3    15.1     0.6  63   3
700 - 749                      640 283,078,801    35.5 6.195   5.893  725  73 90.2     57.7 97.3    83.9    15.4     0.7  67   3
750 - 799                      658 309,814,065    38.8 6.111    5.81  773  71 87.7     65.1   93      83    16.2     0.8  67   4
800 - 819                       81  35,400,178     4.4  6.14   5.839  806  67 77.5     75.8   86      81    16.5     2.5  72   3
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

nzmin: 616
max: 817
nzwa: 736

                Top

16. PMI

                                                       Gross
PMI                          Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                     1,773 785,374,952    98.4 6.184   5.883  737  72 88.7     64.2 95.2    83.8    15.5     0.8  66   3
Insured and OLTV > 80%          49  12,712,215     1.6  6.46   6.123  701  90 73.3     71.6 92.5    93.8     6.2       0  55   4
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

17. Property Type

                                                       Gross
Property Type                Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
CONDO                          216  81,220,420    10.2 6.212   5.912  735  75 89.2     71.8 85.7    70.3    27.5     2.2  66   3
LEASEHOLD                        1   1,000,000     0.1  5.75    5.45  736  74  100      100  100     100       0       0  78   6
PUD                            493 230,910,205    28.9  6.13   5.828  740  72 88.2     66.7 94.8    82.8    16.8     0.5  65   4
SINGLE FAMILY                1,092 475,982,196    59.6 6.215   5.914  735  71 88.2     61.4 96.9      87    12.3     0.7  66   3
TOWNHOUSE                       20   8,974,345     1.1 6.136   5.836  730  69 97.3     82.5 93.3    70.1    29.9       0  77   4
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

18. Occupancy Code

                                                       Gross
Occupancy Code               Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED               1,728 759,274,994    95.1 6.181    5.88  735  72 88.2     64.4  100    83.8    15.4     0.8  66   3
SECOND HOME                     94  38,812,172     4.9 6.346   6.037  758  72 93.1     61.9    0      87      13       0  66   4
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

19. Purpose

                                                       Gross
Purpose                      Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                   545 228,770,551    28.7 6.254   5.953  728  68   89     76.1 99.2    89.6      10     0.4  68   3
CONSTRUCTION TO PERMANENT        4   1,561,926     0.2 5.926   5.626  769  71 78.3     61.2 87.9    78.3       0    21.7  56   9
DEBT CONSOLIDATE                 1     248,000       0   6.5     6.2  656  80  100      100  100     100       0       0  29   7
PURCHASE                       854 381,688,315    47.8 6.144   5.842  745  76   86     63.2 91.7    79.2    19.7     1.2  66   3
RATE/TERM REFI                 418 185,818,374    23.3 6.202   5.901  728  68 92.8       52 97.1    86.7    13.1     0.2  64   4
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

20. Documentation Type

                                                       Gross
Documentation Type           Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
ALT DOC                         17   5,999,866     0.8 6.256   5.956  727  75 80.2        0 94.1      90      10       0  59   3
FULL DOC                     1,176 513,041,060    64.3 6.125   5.824  735  73 87.6      100 95.3    84.7    14.5     0.9  67   4
LIMITED DOC                    628 278,598,241    34.9 6.303   6.001  739  70 90.2        0 94.8    82.4      17     0.6  64   3
NO DOC                           1     448,000     0.1 6.875   6.575  737  75  100        0  100     100       0       0  59   1
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

21. Index

                                                       Gross
Index                        Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                   1,534 669,700,481    83.9 6.202   5.901  735  72 87.6     64.9   95     100       0       0  67   3
1YR CMT                         16   6,132,902     0.8  5.98    5.68  746  72 90.4     71.2  100       0       0     100  55   5
6 MO LIBOR                     272 122,253,784    15.3 6.127   5.822  740  73   93     60.8 95.9       0     100       0  64   4
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

22. Margins

                                                       Gross
Margins                      Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
1.875                           16   6,422,907     0.8 6.212   5.912  778  70  100     82.6 83.4     100       0       0  80   4
2.125                            1     252,232       0 5.375   5.075  725  80    0      100  100     100       0       0  58   2
2.25                         1,258 505,221,680    63.3 6.208   5.907  732  72 88.6     58.3 95.9      80    19.9       0  61   4
2.375                            1     267,128       0   5.5     5.2  792  71    0        0  100     100       0       0  21  15
2.5                              5   3,582,943     0.4  5.54    5.24  766  74  100      100  100    69.6       0    30.4  63   7
2.75                           536 279,615,683      35 6.163   5.861  742  71 87.7     74.4   94    91.6     6.7     1.7  74   3
3                                1     535,000     0.1   4.5     4.2  797  43  100      100  100       0     100       0  45  15
3.25                             4   2,189,594     0.3 6.649   6.349  765  72  100     31.5  100       0     100       0  61   2
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

min: 1.875
max: 3.250
wa: 2.427

                Top

23. Periodic Rate Caps

                                                       Gross
Periodic Rate Caps           Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
'1/1/5                           5   2,612,400     0.3 6.291   5.991  723  73  100     75.6 94.9       0     100       0  75   2
'2/1/6                           1     126,800       0  6.75    6.45  708  78  100      100  100       0     100       0  32   4
'2/2/5                           5   1,507,253     0.2 5.945   5.645  759  68 67.7     39.4  100     100       0       0  61   5
'2/2/6                         189  66,859,213     8.4 6.128   5.823  726  72 80.3     65.9   94    98.4       0     1.6  32   4
'2/6/6                           1     475,000     0.1  6.75    6.45  708  54  100        0  100       0     100       0  30   6
'3.625/2/5                       1     428,000     0.1  7.75    7.45  699  80  100        0  100     100       0       0  58   2
'3/1/6                          23  13,392,625     1.7 5.835   5.535  733  65  100     63.6 96.6       0     100       0  31   6
'4.375/2/5                       1     995,000     0.1   6.5     6.2  751  35  100        0  100     100       0       0  56   4
'4.75/2/5                        1     761,888     0.1   6.5     6.2  719  43  100      100  100     100       0       0  82   2
'4.875/2/5                       1     428,000     0.1  6.75    6.45  721  80  100        0  100     100       0       0  57   3
'5.125/1/5                       1     259,200       0   6.5     6.2  753  80  100      100  100       0     100       0  58   2
'5.625/2/5                       1     499,766     0.1 5.875   5.575  678  75  100      100  100     100       0       0  57   3
'5.75/2/5                        1     692,365     0.1     6     5.7  764  75    0      100    0     100       0       0  57   2
'5/1/5                         176  78,385,890     9.8 6.163   5.856  740  75 93.3     67.2 96.1     0.8    99.2       0  64   3
'5/2/5                       1,330 596,424,978    74.7 6.212   5.912  736  72 88.4     64.8 95.1    99.2     0.2     0.7  70   3
'6/1/6                           7   1,646,059     0.2  5.79    5.49  747  73 84.7     51.1 88.6       0     100       0  46  11
'6/2/6                          78  32,592,729     4.1 6.064   5.764  748  71 89.9     47.7 96.2      20    76.7     3.3  77   6
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

24. Max Rate

                                                       Gross
Max Rate                     Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                    1     488,348     0.1  4.25    3.95  809  82    0      100  100     100       0       0  49  11
9.501 - 10.000                   9   4,843,083     0.6 4.938   4.638  758  72 48.2      100  100    91.6     8.4       0  63   4
10.001 - 10.500                 91  46,862,473     5.9 5.397   5.097  747  72 86.5     84.7 98.5    86.7    12.1     1.2  66   4
10.501 - 11.000                372 189,137,532    23.7 5.831   5.531  743  70   83     70.3 95.3      87    12.6     0.5  68   4
11.001 - 11.500                728 333,354,886    41.8 6.264   5.964  739  72 92.6     63.6 96.3    84.5    14.4     1.1  70   3
11.501 - 12.000                404 147,565,504    18.5  6.57   6.265  722  73 88.1     57.8 92.3    86.1    13.6     0.2  63   3
12.001 - 12.500                156  56,304,655     7.1 6.502   6.199  729  75 91.4     51.4 91.9    62.3    36.9     0.8  53   4
12.501 - 13.000                 55  16,449,980     2.1 6.762   6.458  718  75 77.6     44.4 98.3    76.8    21.2     1.9  47   3
13.001 - 13.500                  6   3,080,705     0.4  7.23    6.93  709  76  100       49 80.5     100       0       0  34   2
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

min: 9.250
max: 13.375
wa: 11.333

                Top

25. Months to Roll

                                                       Gross
Months to Roll               Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
15-Nov                           1     110,000       0   5.5     5.2  652  92  100      100  100     100       0       0  14  22
16 - 20                          1     354,932       0  5.25    4.95  674  62  100      100  100     100       0       0  20  16
21 - 25                         12   4,782,054     0.6 5.119   4.819  716  68 94.4     92.8 72.2    89.1    10.9       0  23  13
26 - 30                         60  25,157,473     3.2 5.931   5.631  737  66 86.3     64.7 93.1      58    41.2     0.8  29   7
31 - 35                        147  52,599,230     6.6 6.239   5.934  727  73 82.5     60.6 95.5    88.8     9.5     1.6  33   3
36 - 40                          3   1,188,952     0.1 6.554   6.254  718  80  100      100  100      43      57       0  36   4
41 - 45                          2     686,000     0.1 4.775   4.475  772  51  100      100  100      22      78       0  45  15
46 - 50                          8   2,277,933     0.3 5.297   4.997  753  69 67.5     68.8  100    69.4    30.6       0  49  11
51 - 55                        130  65,810,752     8.2   5.9   5.599  742  72 89.6     50.2 97.1      73    22.5     4.4  54   6
56 - 60                        979 412,138,992    51.6 6.253   5.951  734  73 87.9     62.7 95.1    85.5    14.1     0.4  57   3
66 - 70                          1     618,000     0.1 5.375   5.075  799  78  100      100  100     100       0       0  68  16
71 - 75                          6   2,606,596     0.3 5.474   5.174  765  70  100     81.6  100    80.4    19.6       0  74  10
76 - 80                        101  44,161,954     5.5 6.163   5.863  742  73 86.3       66 96.8    85.1    14.9       0  79   5
81 - 85                        171  74,771,614     9.4 6.287   5.987  731  71 92.5     69.4   96    89.6    10.4       0  82   2
101 - 105                        2   1,764,871     0.2 5.625   5.325  737  55    0      100  100     100       0       0 102  18
106 - 110                        4   2,646,646     0.3  5.75    5.45  727  77 62.1      100  100     100       0       0 109  11
111 - 115                       53  24,163,607       3 6.154   5.854  753  70 70.8     69.2 95.2    62.3    37.7       0 114   6
116 - 120                      141  82,247,561    10.3 6.232   5.932  745  69 99.2     73.3   93    90.3     9.2     0.5 117   3
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

nzmin: 14
max: 120
nzwa: 66

                Top

26. Prepayment Penalty Terms

                                                       Gross
Prepayment Penalty Terms     Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
0                            1,744 763,647,448    95.7 6.195   5.894  737  72 88.5     65.2   95    85.1    14.3     0.7  66   3
12                               6   2,373,200     0.3   5.8   5.469  773  70  100     68.2  100    24.3    75.7       0  51   8
24                               1     439,996     0.1 4.625   4.325  710  33  100      100  100       0     100       0  24  12
36                              68  30,016,468     3.8 6.094   5.794  727  68 86.9     39.4 98.8      60    36.4     3.6  64   4
60                               3   1,610,056     0.2 5.814   5.514  730  69 74.2     74.2  100    87.9    12.1       0  87   5
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

27. Interest Only

                                                       Gross
Interest Only                Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
N                              229  92,346,730    11.6 6.062   5.761  741  70    0       69 97.1    90.2     9.2     0.6  62   4
Y                            1,593 705,740,437    88.4 6.205   5.904  736  72  100     63.7 94.9    83.1    16.1     0.8  66   3
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

28. Interest Only Term

                                                       Gross
Interest Only Term           Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
0                              229  92,346,730    11.6 6.062   5.761  741  70    0       69 97.1    90.2     9.2     0.6  62   4
36                              65  28,105,348     3.5 6.057   5.746  734  70  100     68.9 88.4    94.2     3.3     2.6  30   6
60                             363 181,306,041    22.7 6.143   5.842  738  73  100     65.5 94.6    95.6       2     2.4  57   3
84                             113  57,074,508     7.2 6.168   5.868  741  72  100       77 98.1     100       0       0  80   4
120                          1,051 438,719,740      55 6.246   5.945  734  72  100     60.9   95    75.1    24.8     0.1  71   3
132                              1     534,800     0.1   5.5     5.2  695  70  100        0  100       0     100       0 116   4
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

29. Silent Seconds

                                                       Gross
Silent Seconds               Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
N                            1,137 549,584,645    68.9 6.135   5.832  741  70 87.7     65.1 94.7    87.6    11.5     0.9  69   4
Y                              685 248,502,522    31.1 6.309   6.009  725  76 90.1     62.6 96.1    75.7    23.7     0.5  59   3
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

30. Servicer

                                                       Gross
Servicer                     Count   Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
HOMECOMINGS FINANCIAL
  NETWORK                    1,194 467,731,948    58.6 6.216   5.916  732  73 89.6     56.2 96.4      77    21.9     1.1  60   4
GMAC MORTGAGE CORPORATION      487 268,948,917    33.7 6.145   5.844  741  71   86       77 94.3    99.3     0.7       0  77   3
Other                          141  61,406,301     7.7  6.17   5.858  749  72 90.3     70.1 89.7    69.4    28.9     1.8  61   4
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

31. DTI

                                                       Gross
DTI                          Count    Balance   Percent  WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------------
<= 5.000                         6   1,491,203     0.2 6.517   6.217  745  72 72.2     63.1 81.6    52.1    47.9       0  49   4
5.001 - 10.000                   5   2,791,905     0.3 5.968   5.668  758  61 75.9      100  100     100       0       0  50   3
10.001 - 15.000                 17   7,889,831       1 6.325   6.025  754  68 97.8     58.9 83.2    70.1    29.9       0  73   4
15.001 - 20.000                 35  17,580,136     2.2 5.921   5.621  756  70 83.8     73.7 84.7    82.4    11.4     6.2  66   6
20.001 - 25.000                 77  33,574,905     4.2  6.14    5.84  745  69 89.6       63 92.7    87.1    11.3     1.7  68   3
25.001 - 30.000                169  78,080,757     9.8 6.118   5.818  744  69 85.7     60.9 94.4    88.6    10.3     1.1  71   3
30.001 - 35.000                309 132,801,559    16.6 6.173   5.873  739  72 89.1     59.3 93.9    84.5    15.2     0.3  63   4
35.001 - 40.000                490 215,298,617      27  6.23   5.928  734  71 88.2     52.7 96.3    84.8    14.7     0.5  66   3
40.001 - 45.000                499 207,650,413      26 6.205   5.902  730  74   89     75.1 96.5    85.2    13.8       1  66   3
45.001 - 50.000                209  97,329,941    12.2 6.208   5.907  735  73 88.9     73.1 95.7    74.4    25.6       0  65   3
50.001 - 55.000                  4   2,422,000     0.3 5.898   5.598  745  62  100      100 92.2     100       0       0  43   7
55.001 - 60.000                  2   1,175,900     0.1 5.821   5.521  766  70  100      100  100     100       0       0  70   3
Total:                       1,822 798,087,167     100 6.189   5.887  736  72 88.4     64.3 95.1    83.9    15.3     0.8  66   3

                Top

                                                  7/21/2006 18:55

  Information and statistical data herein contained are from sources which The Goldman Sachs Group, Inc. or any of its affiliates ("Goldman Sachs"), believes to be reliable, and does not guarantee its accuracy or completeness. All computational information is subject to change, is for hypothetical purposes only and does not guarantee future results. To the extent securities are discussed herein, Goldman Sachs may have acted as an underwriter, have a position, make a market, purchase or sell the same on a principal basis, or as agent. This is not a solicitation of any order to buy or sell.

Goldman, Sachs & Co.
RFMSI 2006-SA2

Selection Criteria: 3 YR ARM
Table of Contents

   1. Summary
   2. Loan Type
   3. Current Rate
   4. Net Rate
   5. Conforming
   6. Principal Balance
   7. Number of Units
   8. Original Term
   9. RemTerm
   10. Age
   11. States
   12. City
   13. Original LTV
   14. Combined LTV
   15. FICO
   16. PMI
   17. Property Type
   18. Occupancy Code
   19. Purpose
   20. Documentation Type
   21. Index
   22. Margins
   23. Periodic Rate Caps
   24. Max Rate
   25. Months to Roll
   26. Prepayment Penalty Terms
   27. Interest Only
   28. Interest Only Term
   29. Silent Seconds
   30. Servicer
   31. DTI

1. Summary

As of Date: 2006-07-01
Loan Count: 223
Current Balance: 83,997,439
Average Current Balance: 376,670
Gross Weighted Average Coupon: 6.084
Net Weighted Average Coupon: 5.781
Weighted Average Gross Margin: 2.349
Weighted Average Net Margin: 2.045
Weighted Average FICO: 728.495
Weighted Average Original LTV Ratio: 70.599
Weighted Average Combined Original LTV Ratio: 76.137
Weighted Average Debt to Income Ratio: 37.879
Percent of Current Balance in California: 27.479%
Weighted Average Loan Age: 5
Percent of Current Balance with Silent Seconds: 37.131%
Weighted Average Original Term: 360
Weighted Average Maturity: 355
Weighted Average Initial Cap: 2.337
Weighted Average Periodic Cap: 1.863
Weighted Average Life Cap: 5.997
Weighted Average Maximum Rate: 12.081
Weighted Average Months To Roll: 31
Maximum Percent of Current Balance in one Zip Code: 2.741%

              Top

2. Loan Type

                                                   Gross
Loan Type                 Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
3 YR ARM                    223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

3. Current Rate

                                                   Gross
Current Rate              Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
4.501 - 4.750                 3  1,376,253     1.6 4.667   4.367  731  65 66.7      100  100      68      32       0  26  10
4.751 - 5.000                 6  3,221,460     3.8 4.899   4.599  712  73 50.6      100 61.2     100       0       0  26  10
5.001 - 5.250                 8  3,460,861     4.1 5.246   4.946  741  56 83.3      100  100    89.7    10.3       0  27   9
5.251 - 5.500                19  7,102,306     8.5  5.45    5.15  732  67 76.8     57.8 97.5    67.1    30.1     2.8  30   6
5.501 - 5.750                20  6,905,591     8.2 5.667   5.367  753  66 83.4     70.3 93.1      74    21.1     4.9  29   7
5.751 - 6.000                40 16,099,943    19.2 5.925   5.621  730  68   89     67.6 91.3    77.5    22.5       0  32   4
6.001 - 6.250                34 16,216,563    19.3 6.183   5.878  732  71 95.7     59.8 94.6    56.3    43.7       0  31   5
6.251 - 6.500                42 13,699,022    16.3 6.446   6.139  728  76 89.1     62.9 97.1    93.6     4.9     1.5  32   4
6.501 - 6.750                29  8,907,803    10.6 6.679   6.372  723  74 77.7     39.7 96.9    89.7     6.8     3.5  32   4
6.751 - 7.000                16  3,926,932     4.7 6.912   6.612  691  74 60.6     70.9  100     100       0       0  33   3
7.001 - 7.250                 5  2,082,420     2.5 7.161   6.861  722  76  100     24.6 71.2     100       0       0  34   2
7.251 - 7.500                 1    998,285     1.2 7.375   7.075  681  75  100      100  100     100       0       0  34   2
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

min: 4.625
max: 7.375
wa: 6.084

                Top

4. Net Rate

                                                   Gross
Net Rate                  Count    Balance Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
4.251 - 4.500                 3  1,376,253     1.6 4.667   4.367  731  65 66.7      100  100      68      32       0  26  10
4.501 - 4.750                 6  3,221,460     3.8 4.899   4.599  712  73 50.6      100 61.2     100       0       0  26  10
4.751 - 5.000                 8  3,460,861     4.1 5.246   4.946  741  56 83.3      100  100    89.7    10.3       0  27   9
5.001 - 5.250                19  7,102,306     8.5  5.45    5.15  732  67 76.8     57.8 97.5    67.1    30.1     2.8  30   6
5.251 - 5.500                20  6,905,591     8.2 5.667   5.367  753  66 83.4     70.3 93.1      74    21.1     4.9  29   7
5.501 - 5.750                40 16,099,943    19.2 5.925   5.621  730  68   89     67.6 91.3    77.5    22.5       0  32   4
5.751 - 6.000                35 16,916,563    20.1 6.191   5.881  733  70 95.9     57.3 94.8    58.1    41.9       0  31   5
6.001 - 6.250                41 12,999,022    15.5  6.45    6.15  726  77 88.5     66.3 96.9    93.2     5.1     1.6  32   4
6.251 - 6.500                29  8,907,803    10.6 6.679   6.372  723  74 77.7     39.7 96.9    89.7     6.8     3.5  32   4
6.501 - 6.750                16  3,926,932     4.7 6.912   6.612  691  74 60.6     70.9  100     100       0       0  33   3
6.751 - 7.000                 5  2,082,420     2.5 7.161   6.861  722  76  100     24.6 71.2     100       0       0  34   2
7.001 - 7.250                 1    998,285     1.2 7.375   7.075  681  75  100      100  100     100       0       0  34   2
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

min: 4.325
max: 7.075
wa: 5.781

                Top

5. Conforming

                                                   Gross
Conforming                Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
CONFORMING                  130 29,702,968    35.4 6.175   5.875 721  76  77.6    68.1  91.2    79.7    16.7     3.6  31   5
NON CONFORMING               93 54,294,470    64.6 6.035   5.729 732  68  88.4    62.3  94.8      79      21       0  31   5
Total:                      223 83,997,439     100 6.084   5.781 728  71  84.6    64.3  93.5    79.2    19.5     1.3  31   5

                Top

6. Principal Balance

                                                   Gross
Principal Balance         Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000              8    693,358     0.8 6.512   6.212  706  76   64     38.8 88.6    88.6    11.4       0  31   5
100,001 - 150,000            27  3,510,951     4.2 6.046   5.746  722  76 65.5     89.7 88.5    96.4     3.6       0  30   6
150,001 - 200,000            24  4,208,164       5  6.28    5.98  713  75 77.4     70.1 83.6    82.7    12.6     4.7  32   4
200,001 - 250,000            25  5,568,340     6.6 6.289   5.989  707  77 83.6     67.9 92.6    92.2       4     3.8  31   5
250,001 - 275,000             9  2,366,280     2.8  6.05    5.75  733  74 77.9     77.5 88.4      66      34       0  31   5
275,001 - 350,000            17  5,337,294     6.4 6.243   5.943  721  75 81.5     70.5  100    70.7    17.1    12.2  33   3
350,001 - 400,000            14  5,202,317     6.2 6.016   5.716  721  73 85.1     63.7 85.5    64.1    35.9       0  30   6
400,001 - 450,000            23  9,866,163    11.7 6.242   5.942  734  74 74.3     52.2  100    86.9    13.1       0  32   4
450,001 - 500,000            28 13,339,846    15.9 6.003   5.698  738  70 82.4     53.3 96.4    89.1    10.9       0  31   5
500,001 - 550,000            12  6,341,606     7.5 5.949   5.638  728  75 92.1     82.8 91.9    66.9    33.1       0  32   4
550,001 - 600,000            11  6,394,217     7.6 6.075   5.764  747  68 90.9     72.4 90.6     100       0       0  32   4
600,001 - 750,000            16 10,333,118    12.3 5.974   5.665  737  64 86.9     56.5  100    94.1     5.9       0  32   4
750,001 - 850,000             2  1,590,000     1.9 5.799   5.499  727  56  100     47.8  100       0     100       0  31   5
850,001 - 950,000             1    880,000       1 6.125   5.825  765  80  100      100  100       0     100       0  31   5
950,001 - 1,000,000           2  1,998,285     2.4     7     6.7  727  73  100       50  100     100       0       0  33   3
1,000,001 - 1,250,000         2  2,450,000     2.9 5.059   4.759  689  61  100      100   49     100       0       0  24  12
1,750,001 - 2,000,000         2  3,917,500     4.7 6.125   5.825  724  57  100     48.9  100       0     100       0  30   6
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

min: 77,611
max: 2,000,000
avg: 376,670

                Top

7. Number of Units

                                                   Gross
Number of Units           Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
1                           219 83,005,804    98.8 6.082   5.779  729  71 84.9     64.8 93.4      79    19.7     1.3  31   5
2                             4    991,635     1.2 6.272   5.972  716  77 56.8     22.2  100     100       0       0  32   4
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

8. Original Term

                                                   Gross
Original Term             Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
360                         223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31  5
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31  5

min: 360
max: 360
wa: 360

                Top

9. RemTerm

                                                   Gross
RemTerm                   Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
338                           1    110,000     0.1   5.5     5.2  652  92  100      100  100     100       0       0  14  22
344                           1    354,932     0.4  5.25    4.95  674  62  100      100  100     100       0       0  20  16
345                           4  1,512,335     1.8 5.226   4.926  756  76 82.3     82.3  100     100       0       0  21  15
346                           2    539,542     0.6 5.521   5.221  780  71  100      100  100     100       0       0  22  14
347                           2  1,480,000     1.8 4.933   4.633  667  72  100      100 15.5     100       0       0  23  13
348                           4  1,250,177     1.5 5.035   4.735  697  54  100     93.7 93.7    58.5    41.5       0  24  12
350                           2  1,656,838       2 5.319   5.019  744  51 72.4     72.4  100     100       0       0  26  10
351                           3  1,016,023     1.2 5.293   4.993  758  79 37.7      100  100    80.5       0    19.5  27   9
352                           5  1,801,119     2.1 5.437   5.137  757  64 66.8     89.6 89.6    89.6    10.4       0  28   8
353                          11  3,505,576     4.2  5.95    5.65  757  68 74.7     78.4 70.6    49.6    50.4       0  29   7
354                          39 17,177,917    20.5 6.076   5.776  728  66 94.9     56.4 96.9      51      49       0  30   6
355                          30 10,446,200    12.4 6.123   5.823  722  74 82.1     61.5 98.7      65    31.8     3.2  31   5
356                          28  9,697,989    11.5 6.141   5.841  719  72   70     53.2 98.2    84.2    15.8       0  32   4
357                          40 15,191,137    18.1 6.166   5.852  740  72   87     64.2 91.7     100       0       0  33   3
358                          35 12,707,961    15.1 6.408   6.103  726  73 87.6     65.2 93.6    96.2     1.3     2.5  34   2
359                          14  4,555,944     5.4 6.489   6.189  707  75   81     49.4  100    95.3       0     4.7  35   1
360                           2    993,750     1.2 6.761   6.461  713  80  100      100  100    51.5    48.5       0  36   0
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

min: 338
max: 360
wa: 355

                Top

10. Age

                                                   Gross
Age                       Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
0                             2    993,750     1.2 6.761   6.461  713  80  100      100  100    51.5    48.5       0  36   0
1                            14  4,555,944     5.4 6.489   6.189  707  75   81     49.4  100    95.3       0     4.7  35   1
2                            35 12,707,961    15.1 6.408   6.103  726  73 87.6     65.2 93.6    96.2     1.3     2.5  34   2
3                            40 15,191,137    18.1 6.166   5.852  740  72   87     64.2 91.7     100       0       0  33   3
4                            28  9,697,989    11.5 6.141   5.841  719  72   70     53.2 98.2    84.2    15.8       0  32   4
5                            30 10,446,200    12.4 6.123   5.823  722  74 82.1     61.5 98.7      65    31.8     3.2  31   5
6                            39 17,177,917    20.5 6.076   5.776  728  66 94.9     56.4 96.9      51      49       0  30   6
7                            11  3,505,576     4.2  5.95    5.65  757  68 74.7     78.4 70.6    49.6    50.4       0  29   7
8                             5  1,801,119     2.1 5.437   5.137  757  64 66.8     89.6 89.6    89.6    10.4       0  28   8
9                             3  1,016,023     1.2 5.293   4.993  758  79 37.7      100  100    80.5       0    19.5  27   9
10                            2  1,656,838       2 5.319   5.019  744  51 72.4     72.4  100     100       0       0  26  10
12                            4  1,250,177     1.5 5.035   4.735  697  54  100     93.7 93.7    58.5    41.5       0  24  12
13                            2  1,480,000     1.8 4.933   4.633  667  72  100      100 15.5     100       0       0  23  13
14                            2    539,542     0.6 5.521   5.221  780  71  100      100  100     100       0       0  22  14
15                            4  1,512,335     1.8 5.226   4.926  756  76 82.3     82.3  100     100       0       0  21  15
16                            1    354,932     0.4  5.25    4.95  674  62  100      100  100     100       0       0  20  16
22                            1    110,000     0.1   5.5     5.2  652  92  100      100  100     100       0       0  14  22
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

min: 0
max: 22
wa: 5

                Top

11. States

                                                   Gross
States                    Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
CA                           49 23,081,341    27.5 6.065   5.765  729  70 81.2     60.6 91.1    93.1     6.9       0  31   5
VA                           24 12,032,996    14.3 5.979   5.672  720  67   94     57.4  100    33.9    66.1       0  30   6
MD                           16  6,799,234     8.1 5.743   5.443  734  74 85.8     85.2 93.3    47.8    52.2       0  30   6
AZ                           14  5,051,879       6 5.863   5.563  750  67 88.5     67.1 92.1    85.9     7.9     6.2  31   5
WA                           14  4,709,974     5.6 6.021   5.721  713  75 84.9     81.5 94.3    94.3     5.7       0  32   4
FL                           14  4,254,759     5.1 6.539   6.239  717  77 92.2       40 89.4    81.5    18.5       0  32   4
CO                           16  4,250,601     5.1  6.11   5.793  756  73 84.4     71.8 88.7    95.3       0     4.7  32   4
NJ                            6  2,357,762     2.8 6.285   5.958  708  73 73.2     57.2 78.2     100       0       0  33   3
TX                            5  2,034,101     2.4 6.219   5.919  763  63 80.4     56.2  100     100       0       0  31   5
GA                            6  2,016,435     2.4 6.834   6.534  685  75  100     91.9 93.3     100       0       0  34   2
IL                            6  1,982,702     2.4 6.214   5.914  756  67 79.8     22.6  100     100       0       0  31   5
CT                            4  1,798,140     2.1 6.271   5.936  732  66 88.9        0  100     100       0       0  33   3
NC                            5  1,738,716     2.1 6.163   5.863  702  66 74.1     74.1  100    74.7    25.3       0  30   6
MI                            5  1,136,955     1.4 6.186   5.886  648  80 91.9      100  100     100       0       0  32   4
OR                            4  1,133,950     1.3 6.467   6.167  760  72  100     49.6 49.6    68.3    31.7       0  30   6
MO                            5  1,056,606     1.3 6.238   5.938  723  54   73     79.8  100     100       0       0  31   5
DC                            2  1,043,250     1.2 5.728   5.428  723  75  100     41.3  100       0     100       0  32   4
SC                            4  1,033,685     1.2 5.785   5.485  800  62  8.3     91.7 86.6    67.2       0    32.8  30   6
MA                            2    993,700     1.2 5.764   5.464  755  52  100     65.4  100     100       0       0  33   3
MN                            3    987,157     1.2 5.982   5.682  750  80  100      100  100     100       0       0  26  10
NH                            2    828,595       1 6.444   6.144  774  79 72.4     72.4  100     100       0       0  34   2
HI                            1    544,000     0.6  5.75    5.45  788  80  100      100  100     100       0       0  33   3
ID                            3    532,534     0.6 6.493   6.193  663  78   70      100  100     100       0       0  32   4
NY                            1    511,300     0.6 7.125   6.825  643  80  100      100  100     100       0       0  36   0
NM                            1    501,506     0.6 4.875   4.575  707  80    0      100  100     100       0       0  32   4
LA                            2    334,134     0.4 6.316   6.016  734  80 69.4        0  100     100       0       0  31   5
OH                            1    212,000     0.3 6.375   6.075  704  80  100        0  100       0       0     100  35   1
AL                            2    201,611     0.2 6.539   6.239  698  83 61.5      100  100     100       0       0  32   4
WI                            1    182,388     0.2   6.5     6.2  659  80  100      100  100     100       0       0  32   4
ME                            1    152,000     0.2     7     6.7  722  80  100      100  100     100       0       0  30   6
PA                            1    140,326     0.2 6.125   5.825  667  76    0      100  100     100       0       0  34   2
KY                            1    139,172     0.2   5.5     5.2  717  89  100      100  100     100       0       0  31   5
NV                            1    119,960     0.1 6.875   6.575  720  80  100      100  100     100       0       0  33   3
NE                            1    103,970     0.1 6.875   6.575  694  80  100      100  100     100       0       0  31   5
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

12. City

                                                   Gross
City                      Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
MCLEAN                        3  4,302,499     5.1 6.103   5.803  721  57  100     44.6  100       0    100       0   30   6
SAN DIEGO                     3  1,486,004     1.8 5.567   5.267  712  74 70.3      100  100     100      0       0   31   5
SCOTTSDALE                    3  1,412,515     1.7 5.619   5.319  772  56   59     64.6  100     100      0       0   32   4
WOODBRIDGE                    3  1,319,350     1.6 5.911   5.611  714  80  100     62.5  100    22.6   77.4       0   31   5
COTO DE CAZA                  1  1,250,000     1.5 4.875   4.575  645  73  100      100    0     100      0       0   23  13
WALNUT CREEK                  2  1,219,000     1.5   6.5     6.2  753  74  100      100  100     100      0       0   32   4
PLEASANTON                    1  1,200,000     1.4  5.25    4.95  734  48  100      100  100     100      0       0   26  10
KIRKLAND                      2  1,110,157     1.3 5.117   4.817  762  80 58.7      100  100     100      0       0   33   3
WASHINGTON                    2  1,043,250     1.2 5.728   5.428  723  75  100     41.3  100       0    100       0   32   4
FREDERICKSBURG                3  1,026,956     1.2 5.658   5.358  732  80  100      100  100    35.1   64.9       0   31   5
BAKERSFIELD                   1  1,000,000     1.2 6.625   6.325  773  72  100        0  100     100      0       0   32   4
DAWSONVILLE                   1    998,285     1.2 7.375   7.075  681  75  100      100  100     100      0       0   34   2
Other                       198 66,629,422    79.3 6.139   5.835  729  71 82.8     62.5 93.7    84.4     14     1.6   31   5
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2   19.5     1.3   31   5

                Top

13. Original LTV

                                                   Gross
Original LTV              Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000               20 11,447,236    13.6 5.812   5.505  738  43 75.6       48  100    63.8    30.5     5.7  31   5
50.001 - 60.000              18  6,402,674     7.6 5.966   5.656  755  57   79     52.8 85.1    71.4    28.6       0  30   6
60.001 - 70.000              24 12,020,356    14.3 6.048   5.743  734  67 89.1     66.3 95.1      62      38       0  31   5
70.001 - 75.000              25 11,709,992    13.9 6.159   5.859  722  74 90.4     54.5 81.3    91.1     8.9       0  30   6
75.001 - 80.000             120 39,277,866    46.8 6.144   5.842  724  80 87.4     73.2 96.5    85.1    13.9       1  32   4
80.001 - 85.000               5    859,915       1 6.341   6.041  673  85 53.6      100  100     100       0       0  33   3
85.001 - 90.000               8  1,945,695     2.3 6.524   6.224  701  90 55.5     48.6 89.1     100       0       0  32   4
90.001 - 95.000               3    333,706     0.4 6.079   5.779  736  94 58.6     74.4 58.6     100       0       0  25  11
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

min: 19.000
max: 95.000
wa: 70.599

                Top

14. Combined LTV

                                                   Gross
Combined LTV              Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000               18 10,303,486    12.3 5.813   5.504  738  43 72.9     53.4  100    70.9    25.8     3.3  30   6
50.001 - 60.000              18  7,001,827     8.3 5.947   5.638  754  55 80.8       45 86.4      62      38       0  30   6
60.001 - 70.000              16  9,074,212    10.8 5.992   5.685  729  67 90.6     66.2 95.6    56.4    43.6       0  31   5
70.001 - 75.000              18  8,193,911     9.8 6.402   6.102  738  72 86.3     50.6 90.2    96.2       0     3.8  31   5
75.001 - 80.000              45 18,583,416    22.1 5.972   5.668  738  78   93     73.3   95    80.4    18.4     1.1  32   4
80.001 - 85.000               8  1,876,875     2.2 6.248   5.948  707  80 78.7     74.4  100    77.8    22.2       0  33   3
85.001 - 90.000              35 10,930,729      13 6.095   5.795  700  79 90.1     68.1 81.2    85.8    14.2       0  30   6
90.001 - 95.000              43 11,672,000    13.9 6.377   6.077  706  80   75     57.8 97.3    91.1     7.2     1.7  32   4
95.001 - 100.000             22  6,360,983     7.6 6.125   5.825  739  79 82.7     94.8  100    86.3    13.7       0  32   4
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

min: 19.000
max: 100.000
wa: 76.137

                Top

15. FICO

                                                   Gross
FICO                      Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
580 - 619                     1    113,959     0.1 5.875   5.575  616  85  100      100  100     100       0       0  34   2
620 - 649                    22  7,215,418     8.6 6.097   5.797  639  78 87.9     97.5 78.3    97.5     2.5       0  30   6
650 - 699                    44 15,673,874    18.7 6.316   6.016  680  72 87.5     64.9  100    72.2    25.8       2  32   4
700 - 749                    76 28,222,917    33.6 6.014   5.711  724  69 85.5     57.4 96.9    82.3    16.3     1.5  31   5
750 - 799                    71 29,351,448    34.9 6.026   5.718  772  70 84.2     61.1 89.7    74.2    25.8       0  31   5
800 - 819                     9  3,419,823     4.1 6.093   5.793  808  67 60.5     75.1  100    90.1       0     9.9  31   5
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

nzmin: 616
max: 816
nzwa: 728

                Top

16. PMI

                                                   Gross
PMI                       Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
OLTV<=80                    207 80,858,123    96.3 6.071   5.768 730  70  85.8     64.3 93.7    78.4    20.3     1.3  31   5
Insured and OLTV > 80%       16  3,139,316     3.7 6.427   6.127 697  89  55.3     65.4 88.9     100       0       0  32   4
Total:                      223 83,997,439     100 6.084   5.781 728  71  84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

17. Property Type

                                                   Gross
Property Type             Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
CONDO                        23  6,713,521       8 6.121   5.821  727  78 88.5     63.7 81.2      75      25       0  32   4
PUD                          61 24,515,029    29.2 5.871   5.571  737  71 87.5     66.5 88.9    78.7      20     1.3  31   5
SINGLE FAMILY               137 52,408,888    62.4 6.182   5.877  725  69 82.7     63.2 97.2    79.9    18.7     1.4  31   5
TOWNHOUSE                     2    360,000     0.4 5.715   5.415  655  79  100      100  100     100       0       0  32   4
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

18. Occupancy Code

                                                   Gross
Occupancy Code            Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED              206 78,535,857    93.5 6.096   5.793  728  70 83.7     65.4  100    79.7      19     1.4  31   5
SECOND HOME                  17  5,461,582     6.5 5.921   5.609  733  72 97.5     49.2    0      73      27       0  29   7
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

19. Purpose

                                                   Gross
Purpose                   Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                 67 22,624,591    26.9 6.261   5.961  712  69 78.8     78.5  100    85.9    11.8     2.3  32   4
CONSTRUCTION TO PERMANENT     1    338,584     0.4 5.625   5.325  801  50    0      100  100       0       0     100  31   5
DEBT CONSOLIDATE              1    248,000     0.3   6.5     6.2  656  80  100      100  100     100       0       0  29   7
PURCHASE                     94 36,616,300    43.6 6.062   5.759  744  76 82.1     53.6 89.7    82.1    17.4     0.6  31   5
RATE/TERM REFI               60 24,169,964    28.8 5.954   5.648  721  64 94.8     66.4 92.9    69.6    30.4       0  31   5
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

20. Documentation Type

                                                   Gross
Documentation Type        Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
ALT DOC                       1    178,400     0.2   5.5     5.2  622  78  100        0    0       0     100       0  30   6
FULL DOC                    149 54,043,630    64.3  5.99   5.688  724  72 84.5      100   95      82      17       1  31   5
LIMITED DOC                  73 29,775,409    35.4 6.259   5.954  738  68 84.8        0 91.3    74.7    23.5     1.8  32   4
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

21. Index

                                                   Gross
Index                     Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                  186 66,552,997    79.2 6.124    5.82  727  72 81.1     66.6   94     100       0       0  31   5
1YR CMT                       4  1,062,734     1.3 6.047   5.747  739  60 68.1     50.5  100       0       0     100  32   4
6 MO LIBOR                   33 16,381,708    19.5 5.925   5.625  735  66  100     56.2   91       0     100       0  30   6
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

22. Margins

                                                   Gross
Margins                   Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
2.25                        187 66,718,556    79.4 6.094    5.79  723  71 87.2     64.6 93.7    76.4    23.6       0  31   5
2.375                         1    267,128     0.3   5.5     5.2  792  71    0        0  100     100       0       0  21  15
2.5                           2  1,008,749     1.2 5.625   5.325  776  78  100      100  100     100       0       0  21  15
2.75                         33 16,003,005    19.1 6.082   5.782  746  69 74.3     62.2 92.1    89.4     3.9     6.6  33   3
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

min: 2.250
max: 2.750
wa: 2.349

                Top

23. Periodic Rate Caps

                                                   Gross
Periodic Rate Caps        Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
'2/1/6                        1    126,800     0.2  6.75    6.45  708  78  100      100  100       0     100       0  32   4
'2/2/6                      188 66,606,981    79.3  6.13   5.826  726  72 80.6     65.8   94    98.4       0     1.6  32   4
'2/6/6                        1    475,000     0.6  6.75    6.45  708  54  100        0  100       0     100       0  30   6
'3/1/6                       22 12,857,625    15.3 5.891   5.591  730  66  100     62.1 96.5       0     100       0  30   6
'5/1/5                        1    265,000     0.3     6     5.7  757  59  100        0  100       0     100       0  32   4
'6/1/6                        1    186,900     0.2 6.375   6.075  749  70  100        0    0       0     100       0  28   8
'6/2/6                        9  3,479,133     4.1 5.793   5.493  769  71  100     60.3   76      29      71       0  27   9
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

24. Max Rate

                                                   Gross
Max Rate                  Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000              10  4,862,713     5.8 4.893   4.593  720  70 57.8     94.6 74.3    85.5    14.5       0  26  10
11.001 - 11.500              27 10,563,167    12.6 5.383   5.083  735  64 78.9     71.6 98.3    74.5    23.6     1.9  29   7
11.501 - 12.000              59 22,740,535    27.1 5.846   5.543  737  67 87.2     69.2 91.7    77.3    21.2     1.5  31   5
12.001 - 12.500              76 29,915,584    35.6 6.303   5.998  730  73 92.7     61.2 95.7    73.3    25.9     0.7  32   4
12.501 - 13.000              45 12,834,735    15.3  6.75   6.445  714  74 72.5     49.2 97.8    92.9     4.7     2.4  33   3
13.001 - 13.500               6  3,080,705     3.7  7.23    6.93  709  76  100       49 80.5     100       0       0  34   2
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

min: 10.625
max: 13.375
wa: 12.081

                Top

25. Months to Roll

                                                   Gross
Months to Roll            Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
15-Nov                        1    110,000     0.1   5.5     5.2  652  92  100      100  100     100       0       0  14  22
16 - 20                       1    354,932     0.4  5.25    4.95  674  62  100      100  100     100       0       0  20  16
21 - 25                      12  4,782,054     5.7 5.119   4.819  716  68 94.4     92.8 72.2    89.1    10.9       0  23  13
26 - 30                      60 25,157,473      30 5.931   5.631  737  66 86.3     64.7 93.1      58    41.2     0.8  29   7
31 - 35                     147 52,599,230    62.6 6.239   5.934  727  73 82.5     60.6 95.5    88.8     9.5     1.6  33   3
36 - 40                       2    993,750     1.2 6.761   6.461  713  80  100      100  100    51.5    48.5       0  36   0
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

nzmin: 14
max: 36
nzwa: 31

                Top

26. Prepayment Penalty Terms

                                                   Gross
Prepayment Penalty Terms  Count  Balance   Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
0                           214 81,200,752    96.7 6.092   5.788  728  71 85.1     65.4 93.7    80.5    18.2     1.3  31   5
12                            1     80,000     0.1 7.125   6.825  765  56  100        0  100     100       0       0  32   4
24                            1    439,996     0.5 4.625   4.325  710  33  100      100  100       0     100       0  24  12
36                            6  1,861,838     2.2 6.107   5.807  740  73 79.6     25.8 80.7    37.3    62.7       0  30   6
60                            1    414,853     0.5 5.875   5.575  727  70    0        0  100     100       0       0  31   5
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

27. Interest Only

                                                   Gross
Interest Only             Count  Balance   Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
N                            43 12,922,681    15.4 5.958   5.658  738  68    0     64.9 98.9    97.4       0     2.6  31   5
Y                           180 71,074,757    84.6 6.107   5.803  727  71  100     64.2 92.5    75.9      23       1  31   5
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

28. Interest Only Term

                                                   Gross
Interest Only Term        Count   Balance  Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
0                            43 12,922,681    15.4 5.958   5.658  738  68    0     64.9 98.9    97.4       0     2.6  31   5
36                           65 28,105,348    33.5 6.057   5.746  734  70  100     68.9 88.4    94.2     3.3     2.6  30   6
60                            1    167,000     0.2     6     5.7  703  78  100      100  100     100       0       0  34   2
120                         114 42,802,409      51 6.141   5.841  722  72  100       61 95.2    63.9    36.1       0  32   4
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

29. Silent Seconds

                                                   Gross
Silent Seconds            Count  Balance   Percent  WAC  Net WAC FICO LTV %IO  %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
N                           124 52,808,581    62.9 6.033   5.728  737  68 84.2     63.5 93.5    77.6    21.3       1  31   5
Y                            99 31,188,858    37.1 6.171   5.871  714  76 85.3     65.8 93.5    81.9    16.4     1.6  31   5
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

30. Servicer

                                                   Gross
Servicer                  Count  Balance   Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
HOMECOMINGS FINANCIAL
   NETWORK                  181 62,461,923    74.4 6.153   5.853  722  72 87.8       63 95.8    72.1    26.2     1.7  31   5
GMAC MORTGAGE CORPORATION    27 14,272,134      17 6.063   5.763  751  70 71.3     63.6 92.4     100       0       0  33   3
Other                        15  7,263,382     8.6 5.532   5.192  737  62 83.1     77.2 75.7     100       0       0  27   9
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

31. DTI

                                                   Gross
DTI                       Count  Balance   Percent  WAC  Net WAC FICO LTV %IO  %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
----------------------------------------------------------------------------------------------------------------------------
<= 5.000                      4    731,434     0.9 6.304   6.004  737  80   86       86 62.4    45.1    54.9       0  31   5
5.001 - 10.000                2    843,182       1 5.547   5.247  771  43 77.1      100  100     100       0       0  33   3
10.001 - 15.000               3  2,482,085       3 6.597   6.297  726  69  100     75.7  100    64.5    35.5       0  32   4
15.001 - 20.000               5  1,341,434     1.6  6.05    5.75  721  63  100     61.5  100    67.2    32.8       0  29   7
20.001 - 25.000               9  3,051,006     3.6 5.914   5.614  756  71 85.5     68.9 95.8    85.9    14.1       0  32   4
25.001 - 30.000              19  6,624,623     7.9 6.139   5.839  713  73 93.6     55.2 95.6    74.4    20.8     4.7  32   4
30.001 - 35.000              43 15,148,254      18 5.924   5.624  722  72 92.9     74.4 89.1    84.2    13.1     2.7  30   6
35.001 - 40.000              38 15,174,598    18.1 6.141   5.835  722  66 72.2     37.5 98.8    78.6    21.4       0  31   5
40.001 - 45.000              71 24,758,579    29.5 6.104   5.796  726  72 85.2     70.5   89    85.9    12.7     1.4  32   4
45.001 - 50.000              26 11,566,343    13.8 6.221   5.921  745  75 75.7     64.1 98.2    61.4    38.6       0  32   4
50.001 - 55.000               2  1,624,000     1.9 5.576   5.276  744  56  100      100  100     100       0       0  28   8
55.001 - 60.000               1    651,900     0.8 5.375   5.075  754  80  100      100  100     100       0       0  33   3
Total:                      223 83,997,439     100 6.084   5.781  728  71 84.6     64.3 93.5    79.2    19.5     1.3  31   5

                Top

Goldman, Sachs & Co.
RFMSI 2006-SA2

Selection Criteria: 5 YR ARM
Table of Contents

   1. Summary
   2. Loan Type
   3. Current Rate
   4. Net Rate
   5. Conforming
   6. Principal Balance
   7. Number of Units
   8. Original Term
   9. RemTerm
   10. Age
   11. States
   12. City
   13. Original LTV
   14. Combined LTV
   15. FICO
   16. PMI
   17. Property Type
   18. Occupancy Code
   19. Purpose
   20. Documentation Type
   21. Index
   22. Margins
   23. Periodic Rate Caps
   24. Max Rate
   25. Months to Roll
   26. Prepayment Penalty Terms
   27. Interest Only
   28. Interest Only Term
   29. Silent Seconds
   30. Servicer
   31. DTI

1. Summary

As of Date: 2006-07-01
Loan Count: 1,120
Current Balance: 481,108,879
Average Current Balance: 429,561
Gross Weighted Average Coupon: 6.198
Net Weighted Average Coupon: 5.896
Weighted Average Gross Margin: 2.406
Weighted Average Net Margin: 2.104
Weighted Average FICO: 735.291
Weighted Average Original LTV Ratio: 72.698
Weighted Average Combined Original LTV Ratio: 77.695
Weighted Average Debt to Income Ratio: 37.802
Percent of Current Balance in California: 43.413%
Weighted Average Loan Age: 3
Percent of Current Balance with Silent Seconds: 36.226%
Weighted Average Original Term: 360
Weighted Average Maturity: 357
Weighted Average Initial Cap: 5.010
Weighted Average Periodic Cap: 1.866
Weighted Average Life Cap: 5.030
Weighted Average Maximum Rate: 11.228
Weighted Average Months To Roll: 57
Maximum Percent of Current Balance in one Zip Code: 0.729%

                Top

2. Loan Type

Loan Type                    Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
5 YR ARM                     1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

3. Current Rate

Current Rate                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.250                    1     488,348     0.1      4.25    3.95  809  82    0      100  100     100       0       0  49  11
4.251 - 4.500                    1     535,000     0.1       4.5     4.2  797  43  100      100  100       0     100       0  45  15
4.501 - 4.750                    1     530,000     0.1      4.75    4.45  720  72  100      100  100     100       0       0  56   4
4.751 - 5.000                    8   3,875,944     0.8      4.95    4.65  760  72 51.2      100  100    84.8    15.2       0  56   4
5.001 - 5.250                   12   6,868,717     1.4     5.233   4.933  770  74  100     72.2  100    73.5    10.6    15.9  55   5
5.251 - 5.500                   57  27,190,994     5.7     5.444   5.144  734  73 86.4     84.2 98.2    83.9    14.1       2  56   4
5.501 - 5.750                   85  44,062,331     9.2     5.709   5.409  749  70 84.5     69.1 94.3    85.1    14.4     0.5  56   4
5.751 - 6.000                  192  89,485,732    18.6     5.934   5.634  741  70 84.3     62.5 96.5    83.5    15.8     0.7  57   3
6.001 - 6.250                  243 113,262,792    23.5     6.188   5.887  736  72 92.1     64.6 98.2      77    22.5     0.5  57   3
6.251 - 6.500                  245 103,253,463    21.5     6.439   6.138  734  73 91.4     51.8 95.4    84.3    14.5     1.3  57   3
6.501 - 6.750                  148  51,428,379    10.7      6.69   6.385  722  76 83.5       60 93.4    95.2     4.8       0  58   2
6.751 - 7.000                   94  31,573,151     6.6     6.907   6.592  721  76 92.5     37.7 89.1    83.9    16.1       0  58   2
7.001 - 7.250                   32   8,126,027     1.7     7.155   6.855  708  79 80.1     58.2 72.5    93.6     3.3     3.1  58   2
7.501 - 7.750                    1     428,000     0.1      7.75    7.45  699  80  100        0  100     100       0       0  58   2
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

min: 4.250
max: 7.750
wa: 6.198

                Top

4. Net Rate

Net Rate                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
3.751 - 4.000                    1     488,348     0.1      4.25    3.95  809  82    0      100  100     100       0       0  49  11
4.001 - 4.250                    1     535,000     0.1       4.5     4.2  797  43  100      100  100       0     100       0  45  15
4.251 - 4.500                    1     530,000     0.1      4.75    4.45  720  72  100      100  100     100       0       0  56   4
4.501 - 4.750                    8   3,875,944     0.8      4.95    4.65  760  72 51.2      100  100    84.8    15.2       0  56   4
4.751 - 5.000                   12   6,868,717     1.4     5.233   4.933  770  74  100     72.2  100    73.5    10.6    15.9  55   5
5.001 - 5.250                   57  27,190,994     5.7     5.444   5.144  734  73 86.4     84.2 98.2    83.9    14.1       2  56   4
5.251 - 5.500                   85  44,062,331     9.2     5.709   5.409  749  70 84.5     69.1 94.3    85.1    14.4     0.5  56   4
5.501 - 5.750                  192  89,485,732    18.6     5.934   5.634  741  70 84.3     62.5 96.5    83.5    15.8     0.7  57   3
5.751 - 6.000                  247 114,716,639    23.8     6.193   5.888  735  73 92.2     64.4 97.9    76.7    22.9     0.5  57   3
6.001 - 6.250                  244 103,078,494    21.4      6.44    6.14  734  73 90.9     52.1 95.4    84.2    14.5     1.3  57   3
6.251 - 6.500                  147  51,208,222    10.6     6.693   6.391  721  76 84.4     60.6 94.1    95.9     4.1       0  58   2
6.501 - 6.750                   92  30,514,431     6.3     6.908   6.604  722  76 92.3     35.5 88.8    84.7    15.3       0  58   2
6.751 - 7.000                   32   8,126,027     1.7     7.155   6.855  708  79 80.1     58.2 72.5    93.6     3.3     3.1  58   2
7.251 - 7.500                    1     428,000     0.1      7.75    7.45  699  80  100        0  100     100       0       0  58   2
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

min: 3.950
max: 7.450
wa: 5.896

                Top

5. Conforming

Conforming                   Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CONFORMING                     503 123,775,573    25.7      6.37   6.066  724  76 88.9     62.9 95.4    81.1    17.3     1.6  57   3
NON CONFORMING                 617 357,333,306    74.3     6.138   5.837  739  72 87.8     60.4 95.4    84.4    14.8     0.8  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

6. Principal Balance

Principal Balance            Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                12   1,071,065     0.2     6.606   6.306  725  79 74.3     76.2  100      91       9       0  57   3
100,001 - 150,000               72   9,216,007     1.9     6.546   6.246  719  78 90.4       73   89    89.2    10.8       0  58   2
150,001 - 200,000              105  18,505,933     3.8     6.376   6.076  720  77 86.5     68.6   90    83.2    16.8       0  57   3
200,001 - 250,000               82  18,706,140     3.9     6.368   6.067  726  76   78     63.2 92.8    85.1     9.8     5.2  57   3
250,001 - 275,000               48  12,572,749     2.6     6.354   6.054  722  75 91.9     66.7 95.7    77.1    20.9       2  57   3
275,001 - 350,000              106  32,580,540     6.8     6.341   6.041  723  76 91.9       62   99    76.2    22.8       1  57   3
350,001 - 400,000               47  17,618,168     3.7     6.365   6.052  727  74 93.8     59.4 95.6    78.7    21.3       0  57   3
400,001 - 450,000              125  53,707,443    11.2     6.247   5.941  731  74 87.2     53.6 97.7    83.2      16     0.8  57   3
450,001 - 500,000              166  79,468,378    16.5     6.195   5.894  737  73 83.9     57.8 95.1    90.3     9.1     0.6  57   3
500,001 - 550,000               78  40,984,906     8.5     6.055   5.755  734  75 91.1     69.1 96.2    78.2    20.5     1.3  57   3
550,001 - 600,000               84  48,500,629    10.1     6.156   5.854  750  73 88.2     61.9 90.3    82.1    16.7     1.2  57   3
600,001 - 750,000              110  72,506,558    15.1     6.139   5.837  739  72 90.6     56.8 97.3    88.3    11.7       0  57   3
750,001 - 850,000               44  34,962,058     7.3     5.997   5.697  735  69 90.7     61.4  100    88.3    11.7       0  56   4
850,001 - 950,000               17  15,243,290     3.2     6.165   5.865  746  68 82.4       65 87.9    76.5    23.5       0  57   3
950,001 - 1,000,000             19  18,765,527     3.9     6.091   5.791  738  60 84.3     63.2 94.7      84      16       0  57   3
1,000,001 - 1,250,000            2   2,239,994     0.5     5.443   5.143  789  76  100      100  100    51.3       0    48.7  57   3
1,250,001 - 1,500,000            3   4,459,494     0.9     6.501   6.201  749  58  100     66.4  100    32.7    67.3       0  58   2
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

min: 75,473
max: 1,500,000
avg: 429,561

                Top

7. Number of Units

Number of Units              Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1                            1,098 471,790,565    98.1     6.191   5.889  735  73 88.3     61.3 95.3    83.8    15.3       1  57   3
2                               21   8,748,314     1.8     6.568   6.268  732  75 76.8     45.4  100    72.8    27.2       0  57   3
3                                1     570,000     0.1     6.125   5.825  785  44  100      100  100     100       0       0  59   1
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

8. Original Term

Original Term                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
360                          1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

min: 360
max: 360
wa: 360

                Top

9. RemTerm

RemTerm                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
338                              1     195,202       0       5.5     5.2  743  80  100      100  100       0     100       0  38  22
345                              2     686,000     0.1     4.775   4.475  772  51  100      100  100      22      78       0  45  15
346                              1     251,065     0.1     5.625   5.325  733  46    0        0  100       0     100       0  46  14
348                              1     194,520       0      5.25    4.95  688  57  100        0  100     100       0       0  48  12
349                              4   1,276,348     0.3     4.958   4.658  776  72 61.7      100  100      88      12       0  49  11
350                              2     556,000     0.1     5.941   5.641  732  77  100     52.5  100    47.5    52.5       0  50  10
351                              3   1,258,892     0.3     5.872   5.572  784  63  100     62.3 53.6    84.1    15.9       0  51   9
352                             22  10,442,813     2.2     5.581   5.274  754  71   93     62.3  100    68.2    27.3     4.5  52   8
353                              4   1,096,092     0.2     6.159   5.859  734  75 73.9     68.8  100    53.1    46.9       0  53   7
354                             28  13,774,287     2.9     5.794   5.494  752  74 93.6     40.4   97    85.4    12.2     2.3  54   6
355                             73  39,238,668     8.2     6.017   5.717  735  72 87.5     49.4 97.6    70.1    24.4     5.4  55   5
356                            156  78,143,843    16.2     6.122    5.82  730  71 90.2     56.9 94.5    82.1    16.3     1.5  56   4
357                            320 137,253,965    28.5     6.214    5.91  736  74 90.2     67.8 93.5    87.2    12.4     0.4  57   3
358                            398 156,976,402    32.6     6.319   6.018  735  73 85.8       63 96.7    82.9    17.1       0  58   2
359                             94  32,993,438     6.9     6.385   6.085  735  71 84.4     52.5 96.5    99.6     0.4       0  59   1
360                             11   6,771,344     1.4     6.401   6.101  723  75 81.9     68.3 92.3      81      19       0  60   0
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

min: 338
max: 360
wa: 357

                Top

10. Age

Age                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0                               11   6,771,344     1.4     6.401   6.101  723  75 81.9     68.3 92.3      81      19       0  60   0
1                               94  32,993,438     6.9     6.385   6.085  735  71 84.4     52.5 96.5    99.6     0.4       0  59   1
2                              398 156,976,402    32.6     6.319   6.018  735  73 85.8       63 96.7    82.9    17.1       0  58   2
3                              320 137,253,965    28.5     6.214    5.91  736  74 90.2     67.8 93.5    87.2    12.4     0.4  57   3
4                              156  78,143,843    16.2     6.122    5.82  730  71 90.2     56.9 94.5    82.1    16.3     1.5  56   4
5                               73  39,238,668     8.2     6.017   5.717  735  72 87.5     49.4 97.6    70.1    24.4     5.4  55   5
6                               28  13,774,287     2.9     5.794   5.494  752  74 93.6     40.4   97    85.4    12.2     2.3  54   6
7                                4   1,096,092     0.2     6.159   5.859  734  75 73.9     68.8  100    53.1    46.9       0  53   7
8                               22  10,442,813     2.2     5.581   5.274  754  71   93     62.3  100    68.2    27.3     4.5  52   8
9                                3   1,258,892     0.3     5.872   5.572  784  63  100     62.3 53.6    84.1    15.9       0  51   9
10                               2     556,000     0.1     5.941   5.641  732  77  100     52.5  100    47.5    52.5       0  50  10
11                               4   1,276,348     0.3     4.958   4.658  776  72 61.7      100  100      88      12       0  49  11
12                               1     194,520       0      5.25    4.95  688  57  100        0  100     100       0       0  48  12
14                               1     251,065     0.1     5.625   5.325  733  46    0        0  100       0     100       0  46  14
15                               2     686,000     0.1     4.775   4.475  772  51  100      100  100      22      78       0  45  15
22                               1     195,202       0       5.5     5.2  743  80  100      100  100       0     100       0  38  22
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

min: 0
max: 22
wa: 3

                Top

11. States

States                       Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CA                             419 208,866,076    43.4     6.152    5.85  735  72 90.3     56.4   97    90.2     8.8     0.9  57   3
AZ                              92  38,783,944     8.1     6.348   6.045  735  71 93.6     60.1 95.9    92.7     7.3       0  57   3
VA                              82  37,080,372     7.7     6.166   5.866  738  75 91.8     66.9 97.3    31.6    67.5     0.9  57   3
WA                              90  32,807,430     6.8      6.19   5.888  730  75 83.6     66.1  100    94.1     5.9       0  58   2
FL                              65  24,058,052       5     6.438   6.134  735  71 85.7     58.3 85.2    93.6     6.4       0  57   3
MD                              32  15,671,130     3.3     6.081   5.781  730  70 86.9     64.6 96.3    56.8    43.2       0  56   4
CO                              33   9,867,010     2.1     6.331   6.031  739  74 86.6     57.3  100     100       0       0  57   3
DC                              18   9,290,104     1.9     6.137   5.837  733  77  100     74.7 94.4    10.6    89.4       0  57   3
NJ                              22   8,760,782     1.8     6.376   6.076  724  77 95.8     59.7 94.3     100       0       0  57   3
NY                              17   8,336,251     1.7     5.893   5.593  760  71 78.6     69.8 92.8    73.8    10.2      16  56   4
NV                              18   7,942,172     1.7     6.361   6.021  751  76 85.9     64.2 84.9    81.6    18.4       0  57   3
NC                              21   7,780,931     1.6     6.164   5.864  748  71 85.4     68.2   75    96.9     3.1       0  57   3
OR                              26   7,536,240     1.6     6.246   5.946  738  76 71.8     67.3 95.4    89.6     7.4       3  57   3
IL                              18   6,981,805     1.5     6.279   5.979  733  71   86     53.7  100    90.6     9.4       0  57   3
GA                              17   6,825,637     1.4     6.106   5.806  740  74 75.9     64.9  100    92.7     7.3       0  57   3
MA                              11   5,263,248     1.1     6.176   5.876  730  70 88.2     80.9  100    94.1     5.9       0  57   3
UT                              14   4,509,014     0.9     6.301   6.001  731  71 51.9     54.9   92    75.6    24.4       0  56   4
SC                              15   3,960,718     0.8     6.229   5.929  733  72 81.9     72.3 68.3      95       5       0  57   3
TX                               9   3,597,685     0.7     5.938   5.638  739  76  100     69.9 87.2     100       0       0  56   4
PA                               8   2,977,781     0.6      6.14    5.84  736  73 76.9     92.3  100    92.9     7.1       0  57   3
CT                               9   2,879,771     0.6     6.327   6.027  700  76  100     73.1  100     100       0       0  58   2
MI                              10   2,690,478     0.6     6.284   5.984  765  80 61.1     74.4  100    93.9     6.1       0  58   2
ID                               8   2,590,804     0.5     6.163   5.863  741  70  100       31  100     100       0       0  57   3
OH                               5   2,590,384     0.5     5.994   5.694  744  69 77.9     74.9  100    53.3    25.1    21.6  56   4
HI                               4   2,558,186     0.5     6.167   5.867  717  73  100     51.7  100    82.4    17.6       0  57   3
DE                               2   2,385,693     0.5     6.132   5.832  776  55  100      100 61.2    61.2    38.8       0  57   3
MN                              10   2,151,424     0.4     6.388   6.088  731  80 78.8     37.8  100    94.4     5.6       0  57   3
TN                               5   1,661,185     0.3     6.143   5.843  753  79   88     71.1 71.7     100       0       0  57   3
WI                               6   1,633,550     0.3      6.57    6.27  734  74  100     45.2  100    80.9    19.1       0  57   3
LA                               7   1,344,537     0.3     6.254   5.954  713  77  100     37.2  100    69.8    11.4    18.7  53   7
AL                               7   1,238,153     0.3     5.979   5.679  723  82 78.9      100  100     100       0       0  57   3
KS                               2   1,018,125     0.2     5.792   5.492  786  75 16.8      100  100    83.2    16.8       0  57   3
NM                               2     975,443     0.2     6.635   6.335  688  80 69.3      100  100    69.3    30.7       0  59   1
ME                               2     923,000     0.2     7.348   6.981  711  64  100        0 46.4     100       0       0  57   3
NH                               2     911,135     0.2     6.497   6.197  747  80    0     49.7  100     100       0       0  59   1
RI                               3     800,124     0.2     6.001   5.701  691  80 13.7      100  100     100       0       0  57   3
MO                               3     675,484     0.1     6.823   6.523  712  77  100      100  100     100       0       0  57   3
MS                               1     488,348     0.1      4.25    3.95  809  82    0      100  100     100       0       0  49  11
KY                               2     331,000     0.1     5.274   4.974  727  80  100      100  100    45.6    54.4       0  49  11
AR                               1     153,600       0       6.5     6.2  722  80  100        0  100     100       0       0  58   2
IN                               1     132,871       0     6.125   5.825  767  79    0        0  100     100       0       0  59   1
WY                               1      79,200       0     7.125   6.825  656  80  100      100  100     100       0       0  58   2
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

12. City

City                         Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
SCOTTSDALE                      21  13,074,674     2.7     6.291   5.991  744  68  100     64.5 98.6     100       0       0  57   3
SAN JOSE                        21  11,595,807     2.4     6.204   5.904  741  76 96.2     61.3  100    90.6     9.4       0  57   3
SAN DIEGO                       22  11,198,777     2.3     6.137   5.837  721  71 86.6     61.8  100    90.8     9.2       0  57   3
WASHINGTON                      18   9,290,104     1.9     6.137   5.837  733  77  100     74.7 94.4    10.6    89.4       0  57   3
LOS ANGELES                     12   6,832,987     1.4     6.226   5.926  711  66 84.2     40.6  100    94.6     5.4       0  56   4
PHOENIX                         16   5,718,456     1.2     6.428   6.128  726  78 90.9     68.3 92.1    81.5    18.5       0  58   2
CORONA                          10   4,842,048       1     6.182   5.882  732  74 85.5     54.8  100     100       0       0  57   3
WOODBRIDGE                       8   3,944,561     0.8     6.181   5.881  734  78  100     72.2  100    57.2    42.8       0  57   3
CARLSBAD                         6   3,382,484     0.7     5.778   5.478  735  67 87.9     50.1  100     100       0       0  55   5
ALEXANDRIA                       7   3,322,988     0.7      5.89    5.59  769  76   69     71.3  100    56.3    43.7       0  57   3
SAN CLEMENTE                     4   3,296,139     0.7     5.648   5.348  736  73 76.1     46.9  100    69.7    30.3       0  56   4
SAN FRANCISCO                    5   3,169,341     0.7     6.275   5.975  744  65 73.4     58.2  100    47.4    52.6       0  58   2
Other                          970 401,440,513    83.4     6.205   5.902  736  73 87.6       61 94.8    84.7    14.1     1.2  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

13. Original LTV

Original LTV                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                  65  34,431,720     7.2     6.044    5.74  754  41 75.1       50 91.7    92.1     7.2     0.7  56   4
50.001 - 60.000                 68  32,086,793     6.7     6.163   5.862  743  57 87.6     45.6 98.1    92.7     6.6     0.8  57   3
60.001 - 70.000                135  71,491,551    14.9     6.146   5.846  733  67 87.7     51.4 98.5    83.3    16.7       0  57   3
70.001 - 75.000                157  84,752,425    17.6     6.169   5.868  735  74 89.4     59.4 94.5    80.3    17.3     2.4  57   3
75.001 - 80.000                670 251,238,817    52.2     6.242   5.941  733  80   90     67.5 95.2    82.3    16.9     0.8  57   3
80.001 - 85.000                  4     956,540     0.2     5.153   4.853  769  83 48.9      100  100     100       0       0  53   7
85.001 - 90.000                 15   4,617,440       1     6.629   6.226  679  89 80.9     74.9 86.8    82.9    17.1       0  58   2
90.001 - 95.000                  6   1,533,593     0.3     6.551   6.251  732  95 70.8     50.4  100     100       0       0  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

min: 5.000
max: 95.000
wa: 72.698

                Top

14. Combined LTV

Combined LTV                 Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                  61  32,131,057     6.7     6.042   5.738  754  40 74.3     47.8 91.1    91.5     7.7     0.8  56   4
50.001 - 60.000                 63  29,132,689     6.1     6.149   5.847  746  56 86.3     44.1 97.9    91.9     7.2     0.9  57   3
60.001 - 70.000                114  60,010,646    12.5     6.139   5.839  736  67 90.8     51.5 98.5    86.5    13.5       0  57   3
70.001 - 75.000                112  59,599,458    12.4     6.148   5.847  737  74 87.6     68.9 93.7    88.5     8.1     3.5  57   3
75.001 - 80.000                302 139,117,936    28.9      6.11   5.809  739  79 89.5     69.2 94.9    87.8    11.3     0.9  57   3
80.001 - 85.000                 31  12,599,592     2.6     6.177   5.877  721  76 85.5     72.7  100    68.1    31.9       0  57   3
85.001 - 90.000                159  65,084,347    13.5     6.342   6.035  729  78 89.4     42.8 91.4    69.5    29.7     0.8  57   3
90.001 - 95.000                173  55,008,725    11.4     6.427   6.127  713  80 89.2     59.8 98.2    84.3    15.2     0.5  57   3
95.001 - 100.000               105  28,424,428     5.9     6.325   6.024  747  80 89.9     96.6 99.3    66.6    33.4       0  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

min: 5.000
max: 100.000
wa: 77.695

                Top

15. FICO

FICO                         Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
620 - 649                       56  17,564,483     3.7     6.542   6.242  637  75 83.7     93.8  100    91.9     8.1       0  57   3
650 - 699                      226  90,091,438    18.7     6.268   5.965  681  74 89.6     64.8 98.4    85.4      14     0.6  57   3
700 - 749                      394 167,856,741    34.9     6.214   5.911  725  74 89.5     54.1 96.9    81.5    17.6     0.9  57   3
750 - 799                      403 188,131,092    39.1     6.119   5.819  773  71 88.5     61.4 92.7    83.8    15.1     1.1  57   3
800 - 819                       41  17,465,124     3.6     6.187   5.883  806  71 67.2     72.2 90.3    82.8      14     3.2  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

nzmin: 621
max: 817
nzwa: 735

                Top

16. PMI

PMI                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                     1,095 474,001,306    98.5     6.195   5.894  736  72 88.3     60.9 95.5    83.5    15.5       1  57   3
Insured and OLTV > 80%          25   7,107,573     1.5     6.413   6.047  703  90 74.4       73 91.4    88.9    11.1       0  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

17. Property Type

Property Type                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CONDO                          138  50,889,117    10.6     6.178   5.878  734  76 88.3     70.4 89.8    72.1    25.2     2.6  57   3
PUD                            320 145,667,106    30.3     6.168   5.864  739  72 88.7     64.8 95.1    81.7    17.8     0.5  57   3
SINGLE FAMILY                  653 280,224,007    58.2      6.22   5.919  734  72 87.6     57.2 96.8      87      12     0.9  57   3
TOWNHOUSE                        9   4,328,649     0.9     6.033   5.733  741  70  100       74 86.1    58.4    41.6       0  56   4
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

18. Occupancy Code

Occupancy Code               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED               1,063 459,073,938    95.4     6.187   5.885  734  73 87.9     61.4  100    83.5    15.5       1  57   3
SECOND HOME                     57  22,034,941     4.6     6.432   6.119  760  72 92.4     54.3    0    85.6    14.4       0  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

19. Purpose

Purpose                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                   317 133,727,541    27.8      6.23   5.929  729  68 89.3     73.3 99.1    91.1     8.6     0.4  57   3
CONSTRUCTION TO PERMANENT        2     605,343     0.1     6.656   6.356  720  77  100        0 68.7     100       0       0  57   3
PURCHASE                       556 235,691,100      49     6.163    5.86  744  76 85.6     59.7 92.5    76.8    21.6     1.6  57   3
RATE/TERM REFI                 245 111,084,896    23.1     6.232   5.931  725  70 91.9     49.6 97.3    88.8    10.9     0.3  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

20. Documentation Type

Documentation Type           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
ALT DOC                         14   5,166,495     1.1     6.283   5.983  722  78   77        0 96.6    91.9     8.1       0  57   3
FULL DOC                       697 293,784,973    61.1     6.131    5.83  733  74 87.6      100 95.9    83.3    15.5     1.2  57   3
LIMITED DOC                    408 181,709,410    37.8     6.302   5.999  739  71 89.2        0 94.6    83.8    15.6     0.7  57   3
NO DOC                           1     448,000     0.1     6.875   6.575  737  75  100        0  100     100       0       0  59   1
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

21. Index

Index                        Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                     939 402,107,688    83.6      6.21   5.909  735  72 87.1     60.9 95.3     100       0       0  57   3
1YR CMT                         11   4,638,168       1     5.928   5.628  747  74 94.6     73.3  100       0       0     100  55   5
6 MO LIBOR                     170  74,363,022    15.5     6.151   5.844  737  75 92.9     61.4 95.7       0     100       0  56   4
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

22. Margins

Margins                      Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
1.875                            8   3,045,350     0.6     6.153   5.853  774  70  100     84.4  100     100       0       0  55   5
2.125                            1     252,232     0.1     5.375   5.075  725  80    0      100  100     100       0       0  58   2
2.25                           807 326,936,068      68     6.225   5.923  732  73 90.1     54.8   96    83.5    16.5     0.1  57   3
2.5                              2   1,574,194     0.3     5.288   4.988  784  77  100      100  100    30.8       0    69.2  55   5
2.75                           298 146,863,991    30.5     6.151   5.847  740  72 83.1     74.4   94    85.4    12.3     2.2  57   3
3                                1     535,000     0.1       4.5     4.2  797  43  100      100  100       0     100       0  45  15
3.25                             3   1,902,044     0.4      6.71    6.41  769  71  100     21.1  100       0     100       0  58   2
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

min: 1.875
max: 3.250
wa: 2.406

                Top

23. Periodic Rate Caps

Periodic Rate Caps           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
'1/1/5                           2     738,000     0.2     5.943   5.643  748  76  100      100 81.8       0     100       0  56   4
'2/2/5                           4   1,122,603     0.2     6.098   5.798  753  65 56.7     18.6  100     100       0       0  57   3
'2/2/6                           1     252,232     0.1     5.375   5.075  725  80    0      100  100     100       0       0  58   2
'3.625/2/5                       1     428,000     0.1      7.75    7.45  699  80  100        0  100     100       0       0  58   2
'3/1/6                           1     535,000     0.1       4.5     4.2  797  43  100      100  100       0     100       0  45  15
'4.375/2/5                       1     995,000     0.2       6.5     6.2  751  35  100        0  100     100       0       0  56   4
'4.875/2/5                       1     428,000     0.1      6.75    6.45  721  80  100        0  100     100       0       0  57   3
'5.125/1/5                       1     259,200     0.1       6.5     6.2  753  80  100      100  100       0     100       0  58   2
'5.625/2/5                       1     499,766     0.1     5.875   5.575  678  75  100      100  100     100       0       0  57   3
'5.75/2/5                        1     692,365     0.1         6     5.7  764  75    0      100    0     100       0       0  57   2
'5/1/5                         138  61,613,759    12.8     6.191   5.882  736  76 93.9     63.2 95.7       1      99       0  57   3
'5/2/5                         934 399,998,989    83.1     6.209   5.908  735  72 87.4       61 95.5    99.1       0     0.9  57   3
'6/1/6                           6   1,459,159     0.3     5.715   5.415  746  73 82.8     57.6  100       0     100       0  48  12
'6/2/6                          28  12,086,805     2.5     5.982   5.682  745  74 89.3       55 96.7     5.1    85.9       9  55   5
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

24. Max Rate

Max Rate                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500                    1     488,348     0.1      4.25    3.95  809  82    0      100  100     100       0       0  49  11
9.501 - 10.000                   8   4,225,944     0.9     4.929   4.629  755  71 55.2      100  100    90.4     9.6       0  56   4
10.001 - 10.500                 62  31,390,615     6.5     5.386   5.086  740  73 89.1     83.8 98.4    86.3      12     1.7  56   4
10.501 - 11.000                267 130,030,569      27     5.861   5.561  744  70 84.9     64.4 95.6    86.2    13.1     0.7  56   4
11.001 - 11.500                482 213,126,144    44.3     6.293   5.993  735  73 91.6     59.2   97    82.1    16.5     1.4  57   3
11.501 - 12.000                252  86,576,627      18     6.729   6.421  722  75   86     52.7 92.1    87.3    12.7       0  57   3
12.001 - 12.500                 46  14,720,234     3.1     6.781   6.481  724  77 87.6     50.2 82.1    51.7    46.6     1.7  57   3
12.501 - 13.000                  2     550,399     0.1     7.555   7.255  705  80  100        0  100    77.8    22.2       0  58   2
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

min: 9.250
max: 12.875
wa: 11.228

                Top

25. Months to Roll

Months to Roll               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
36 - 40                          1     195,202       0       5.5     5.2  743  80  100      100  100       0     100       0  38  22
41 - 45                          2     686,000     0.1     4.775   4.475  772  51  100      100  100      22      78       0  45  15
46 - 50                          8   2,277,933     0.5     5.297   4.997  753  69 67.5     68.8  100    69.4    30.6       0  49  11
51 - 55                        130  65,810,752    13.7       5.9   5.599  742  72 89.6     50.2 97.1      73    22.5     4.4  54   6
56 - 60                        979 412,138,992    85.7     6.253   5.951  734  73 87.9     62.7 95.1    85.5    14.1     0.4  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

nzmin: 38
max: 60
nzwa: 57

                Top

26. Prepayment Penalty Terms

Prepayment Penalty Terms     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0                            1,067 456,330,107    94.8     6.206   5.905  736  73   88     61.6 95.2    84.6    14.6     0.8  57   3
12                               5   2,293,200     0.5     5.754   5.422  773  71  100     70.5  100    21.6    78.4       0  52   8
36                              47  22,290,370     4.6      6.08    5.78  718  71 88.2     48.4  100      70    25.1     4.9  56   4
60                               1     195,202       0       5.5     5.2  743  80  100      100  100       0     100       0  38  22
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

27. Interest Only

Interest Only                Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
N                              138  57,282,852    11.9     6.138   5.837  740  70    0     63.6 97.1    90.3     9.2     0.4  57   3
Y                              982 423,826,027    88.1     6.206   5.904  735  73  100     60.7 95.2    82.7    16.3       1  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

28. Interest Only Term

Interest Only Term           Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
0                              138  57,282,852    11.9     6.138   5.837  740  70    0     63.6 97.1    90.3     9.2     0.4  57   3
60                             362 181,139,041    37.7     6.143   5.842  738  73  100     65.5 94.6    95.6       2     2.4  57   3
120                            620 242,686,987    50.4     6.253   5.951  732  74  100     57.2 95.6      73      27       0  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

29. Silent Seconds

Silent Seconds               Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
N                              644 306,824,579    63.8     6.129   5.826  740  70 87.1     62.2 94.8    88.3    10.4     1.3  57   3
Y                              476 174,284,300    36.2      6.32   6.019  728  77 89.8       59 96.5    75.3    24.3     0.5  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

30. Servicer

Servicer                     Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
HOMECOMINGS FINANCIAL
   NETWORK                     779 310,614,744    64.6     6.216   5.916  732  73   90       54 96.3    81.2    17.6     1.1  57   3
GMAC MORTGAGE CORPORATION      235 126,494,818    26.3     6.116   5.813  738  71 82.8     76.8 94.4    98.5     1.5       0  57   3
Other                          106  43,999,316     9.1     6.304   5.993  749  74 89.8     65.6 92.1    57.2    40.3     2.5  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                Top

31. DTI

DTI                          Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
------------------------------------------------------------------------------------------------------------------------------------
<= 5.000                         1     448,000     0.1     6.875   6.575  737  75  100        0  100     100       0       0  59   1
5.001 - 10.000                   3   1,948,723     0.4     6.151   5.851  752  68 75.4      100  100     100       0       0  57   3
10.001 - 15.000                  5   1,604,000     0.3     6.541   6.241  753  58  100     12.2  100    80.8    19.2       0  55   5
15.001 - 20.000                 21  11,352,272     2.4     5.927   5.627  755  70 92.5     70.2 88.6    76.6    13.8     9.6  56   4
20.001 - 25.000                 46  19,478,816       4     6.098   5.798  751  69 88.3       48 95.5    87.7     9.4     2.9  57   3
25.001 - 30.000                 89  41,165,682     8.6     6.118   5.818  749  69 83.3     53.3 92.3    91.1     7.5     1.4  57   3
30.001 - 35.000                198  84,494,898    17.6      6.19    5.89  742  72 86.4     55.4 94.6    83.4    16.6       0  57   3
35.001 - 40.000                314 137,200,411    28.5     6.223   5.921  733  72 89.2     51.5 95.7    83.7    15.4     0.8  57   3
40.001 - 45.000                308 121,834,797    25.3     6.226   5.922  725  75 88.8     73.9 98.3    85.4    13.5       1  57   3
45.001 - 50.000                134  61,393,279    12.8     6.219   5.918  732  74 88.9     72.7 93.6    74.1    25.9       0  57   3
50.001 - 55.000                  1     188,000       0     7.125   6.825  801  80  100      100    0     100       0       0  57   3
Total:                       1,120 481,108,879     100     6.198   5.896  735  73 88.1     61.1 95.4    83.6    15.5       1  57   3

                TOP

Goldman, Sachs & Co.
RFMSI 2006-SA2

Selection Criteria: 7 YR ARM
Table of Contents

   1. Summary
   2. Loan Type
   3. Current Rate
   4. Net Rate
   5. Conforming
   6. Principal Balance
   7. Number of Units
   8. Original Term
   9. RemTerm
   10. Age
   11. States
   12. City
   13. Original LTV
   14. Combined LTV
   15. FICO
   16. PMI
   17. Property Type
   18. Occupancy Code
   19. Purpose
   20. Documentation Type
   21. Index
   22. Margins
   23. Periodic Rate Caps
   24. Max Rate
   25. Months to Roll
   26. Prepayment Penalty Terms
   27. Interest Only
   28. Interest Only Term
   29. Silent Seconds
   30. Servicer
   31. DTI

1. Summary

As of Date: 2006-07-01
Loan Count: 279
Current Balance: 122,158,164
Average Current Balance: 437,843
Gross Weighted Average Coupon: 6.220
Net Weighted Average Coupon: 5.920
Weighted Average Gross Margin: 2.451
Weighted Average Net Margin: 2.151
Weighted Average FICO: 735.986
Weighted Average Original LTV Ratio: 71.892
Weighted Average Combined Original LTV Ratio: 75.822
Weighted Average Debt to Income Ratio: 37.383
Percent of Current Balance in California: 39.388%
Weighted Average Loan Age: 3
Percent of Current Balance with Silent Seconds: 28.102%
Weighted Average Original Term: 360
Weighted Average Maturity: 357
Weighted Average Initial Cap: 4.974
Weighted Average Periodic Cap: 1.893
Weighted Average Life Cap: 5.046
Weighted Average Maximum Rate: 11.266
Weighted Average Months To Roll: 81
Maximum Percent of Current Balance in one Zip Code: 1.562%

                Top

2. Loan Type

Loan Type                  Count   Balance   Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
7 YR ARM                     279 122,158,164   100      6.22    5.92    736  72 90.5   68.6   96.4  87.8    12.2       0     81   3
Total:                       279 122,158,164   100      6.22    5.92    736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

3. Current Rate

Current Rate               Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.250                  6   3,123,468    2.6      5.21    4.91   757  72 85.3   84.6    100  84.1    15.9       0     80   4
5.251 - 5.500                 21  10,313,681    8.4     5.471   5.171   765  68   82   91.7    100  86.5    13.5       0     78   6
5.501 - 5.750                 21  11,234,056    9.2       5.7     5.4   750  71 78.7   77.3   93.8  83.5    16.5       0     80   4
5.751 - 6.000                 33  15,919,289     13     5.952   5.652   739  70 83.4   71.3   95.8    82      18       0     80   4
6.001 - 6.250                 57  26,642,806   21.8     6.189   5.889   747  72 90.8   66.5    100  81.2    18.8       0     81   3
6.251 - 6.500                 59  27,545,485   22.5     6.436   6.136   735  71 96.6   62.7   94.5  94.8     5.2       0     81   3
6.501 - 6.750                 47  16,776,528   13.7     6.686   6.386   711  73 97.7     58   97.5  89.2    10.8       0     82   2
6.751 - 7.000                 23   7,541,194    6.2     6.905   6.605   691  75 95.5   67.8   94.4   100       0       0     82   2
7.001 - 7.250                 12   3,061,658    2.5     7.156   6.856   716  82 94.2   59.7   78.3   100       0       0     81   3
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

min: 5.125
max: 7.250
wa: 6.220

                Top

4. Net Rate

Net Rate                   Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000                  6   3,123,468    2.6      5.21    4.91   757  72 85.3   84.6    100  84.1    15.9       0     80   4
5.001 - 5.250                 21  10,313,681    8.4     5.471   5.171   765  68   82   91.7    100  86.5    13.5       0     78   6
5.251 - 5.500                 21  11,234,056    9.2       5.7     5.4   750  71 78.7   77.3   93.8  83.5    16.5       0     80   4
5.501 - 5.750                 33  15,919,289     13     5.952   5.652   739  70 83.4   71.3   95.8    82      18       0     80   4
5.751 - 6.000                 57  26,642,806   21.8     6.189   5.889   747  72 90.8   66.5    100  81.2    18.8       0     81   3
6.001 - 6.250                 59  27,545,485   22.5     6.436   6.136   735  71 96.6   62.7   94.5  94.8     5.2       0     81   3
6.251 - 6.500                 47  16,776,528   13.7     6.686   6.386   711  73 97.7     58   97.5  89.2    10.8       0     82   2
6.501 - 6.750                 23   7,541,194    6.2     6.905   6.605   691  75 95.5   67.8   94.4   100       0       0     82   2
6.751 - 7.000                 12   3,061,658    2.5     7.156   6.856   716  82 94.2   59.7   78.3   100       0       0     81   3
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

min: 4.825
max: 6.950
wa: 5.920

                Top

5. Conforming

Conforming                 Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
CONFORMING                   132  32,559,032   26.7     6.426   6.126   729  75 88.9   62.2   96.1  85.8    14.2       0     81   3
NON CONFORMING               147  89,599,132   73.3     6.145   5.845   739  71   91   70.9   96.5  88.5    11.5       0     80   4
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

6. Principal Balance

Principal Balance          Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000               8     714,288    0.6     6.665   6.365   707  72 88.9   76.4   87.5   100       0       0     81   3
100,001 - 150,000             15   1,992,797    1.6     6.501   6.201   729  75 79.5   73.1    100   100       0       0     80   4
150,001 - 200,000             26   4,557,120    3.7     6.427   6.127   737  70 84.8   61.1   95.9  89.3    10.7       0     81   3
200,001 - 250,000             22   4,962,982    4.1     6.577   6.277   708  76 90.2   50.2    100   100       0       0     81   3
250,001 - 275,000              8   2,099,500    1.7     6.388   6.088   732  77  100   62.4    100   100       0       0     80   4
275,001 - 350,000             35  10,929,379    8.9     6.373   6.073   727  75 85.8   69.2    100  76.7    23.3       0     81   3
350,001 - 400,000              9   3,403,174    2.8      6.25    5.95   728  76  100   66.9    100    78      22       0     79   5
400,001 - 450,000             27  11,538,661    9.4     6.279   5.979   732  71 92.8   59.5   92.8  81.4    18.6       0     81   3
450,001 - 500,000             35  16,840,582   13.8       6.1     5.8   738  74 91.7   68.7   97.1  91.3     8.7       0     80   4
500,001 - 550,000             18   9,537,148    7.8      6.13    5.83   745  74 83.2   83.2   94.5  83.5    16.5       0     80   4
550,001 - 600,000             22  12,620,777   10.3     6.245   5.945   744  75 95.4     82   95.4  95.5     4.5       0     81   3
600,001 - 750,000             32  21,296,831   17.4     6.046   5.746   746  70 90.4   68.6   96.7  84.3    15.7       0     80   4
750,001 - 850,000              3   2,366,888    1.9     6.415   6.115   713  59  100     66    100   100       0       0     81   3
850,001 - 950,000              2   1,807,500    1.5      6.25    5.95   731  71  100   50.2    100   100       0       0     80   4
950,001 - 1,000,000           16  15,881,536     13     6.111   5.811   745  68 87.5   62.9   93.7  87.4    12.6       0     81   3
1,500,001 - 1,750,000          1   1,609,000    1.3     6.875   6.575   637  60  100    100    100   100       0       0     82   2
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

min: 76,480
max: 1,609,000
avg: 437,843

                Top

7. Number of Units

Number of Units            Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
1                            272 119,150,054   97.5     6.207   5.907   736  72 90.5   69.6   96.3  87.5    12.5       0     81   3
2                              7   3,008,109    2.5      6.74    6.44   735  79 88.8   29.2    100   100       0       0     81   3
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

8. Original Term

Original Term              Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
360                          279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

min: 360
max: 360
wa: 360

                Top

9. RemTerm

RemTerm                    Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
344                            1     618,000    0.5     5.375   5.075   799  78  100    100    100   100       0       0     68  16
348                            3   1,136,049    0.9     5.546   5.246   769  61  100    100    100   100       0       0     72  12
351                            3   1,470,547    1.2     5.418   5.118   762  76  100   67.4    100  65.3    34.7       0     75   9
352                            7   3,335,331    2.7     5.837   5.537   737  70 58.2   33.2    100   100       0       0     76   8
353                            7   2,808,582    2.3      6.05    5.75   728  81 90.2   91.2    100  94.4     5.6       0     77   7
354                           11   4,114,398    3.4     6.087   5.787   736  71 95.5     92   95.5  80.1    19.9       0     78   6
355                           32  14,539,474   11.9     6.262   5.962   741  72 89.9   62.2   95.2  79.6    20.4       0     79   5
356                           44  19,364,169   15.9     6.177   5.877   747  74 86.1   65.4   97.3  86.4    13.6       0     80   4
357                           53  26,645,244   21.8     6.111   5.811   743  70 91.9   71.7   98.4  90.1     9.9       0     81   3
358                           84  35,773,399   29.3     6.405   6.105   725  72   93   71.9   94.3  92.2     7.8       0     82   2
359                           31  10,857,971    8.9     6.347   6.047   715  73   91   55.3   95.3  78.2    21.8       0     83   1
360                            3   1,495,000    1.2     6.147   5.847   767  61  100   70.9    100   100       0       0     84   0
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

min: 344
max: 360
wa: 357

                Top

10. Age

Age                        Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
0                              3   1,495,000    1.2     6.147   5.847   767  61  100   70.9    100   100       0       0     84   0
1                             31  10,857,971    8.9     6.347   6.047   715  73   91   55.3   95.3  78.2    21.8       0     83   1
2                             84  35,773,399   29.3     6.405   6.105   725  72   93   71.9   94.3  92.2     7.8       0     82   2
3                             53  26,645,244   21.8     6.111   5.811   743  70 91.9   71.7   98.4  90.1     9.9       0     81   3
4                             44  19,364,169   15.9     6.177   5.877   747  74 86.1   65.4   97.3  86.4    13.6       0     80   4
5                             32  14,539,474   11.9     6.262   5.962   741  72 89.9   62.2   95.2  79.6    20.4       0     79   5
6                             11   4,114,398    3.4     6.087   5.787   736  71 95.5     92   95.5  80.1    19.9       0     78   6
7                              7   2,808,582    2.3      6.05    5.75   728  81 90.2   91.2    100  94.4     5.6       0     77   7
8                              7   3,335,331    2.7     5.837   5.537   737  70 58.2   33.2    100   100       0       0     76   8
9                              3   1,470,547    1.2     5.418   5.118   762  76  100   67.4    100  65.3    34.7       0     75   9
12                             3   1,136,049    0.9     5.546   5.246   769  61  100    100    100   100       0       0     72  12
16                             1     618,000    0.5     5.375   5.075   799  78  100    100    100   100       0       0     68  16
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

min: 0
max: 16
wa: 3

                Top

11. States

States                     Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
CA                            93  48,115,403   39.4     6.164   5.864   739  71 90.6   64.8   98.2    93       7       0     80   4
VA                            24  12,764,909   10.4     6.069   5.769   747  72   96   83.1   96.7  32.4    67.6       0     80   4
NJ                            20   7,442,860    6.1     6.374   6.074   739  77 89.6   64.1   98.8   100       0       0     81   3
FL                            15   6,794,167    5.6     6.412   6.112   731  68 97.4   62.6   71.4   100       0       0     81   3
MD                            13   6,264,962    5.1     6.161   5.861   743  73 95.3   57.1    100  89.4    10.6       0     81   3
CO                            23   6,196,652    5.1     6.292   5.992   724  72 97.8   72.1    100   100       0       0     80   4
IL                             9   5,345,123    4.4     6.506   6.206   705  67 79.6   70.2    100   100       0       0     82   2
AZ                            11   3,579,909    2.9     6.314   6.014   717  66 92.4   51.5    100   100       0       0     81   3
WA                            11   3,488,514    2.9     6.309   6.009   722  70   67   81.4    100   100       0       0     81   3
TX                             5   2,915,177    2.4     6.237   5.937   724  74  100   42.5    100   100       0       0     80   4
DC                             7   2,565,898    2.1     6.022   5.722   752  71 80.2    100    100  20.1    79.9       0     81   3
MA                             4   2,324,080    1.9     5.837   5.537   765  71  100   75.6    100  93.2     6.8       0     81   3
UT                             5   1,938,600    1.6      6.06    5.76   744  74  100   66.5   75.2   100       0       0     81   3
MI                             7   1,562,872    1.3     6.603   6.303   723  74 84.2   78.3    100   100       0       0     81   3
OR                             4   1,395,584    1.1     6.236   5.936   756  79  100   69.9    100   100       0       0     79   5
GA                             4   1,173,814      1     5.605   5.305   715  74 21.5    100    100   100       0       0     81   3
NY                             3   1,162,930      1     6.237   5.937   736  80 16.3   79.5    100   100       0       0     82   2
OH                             3     966,800    0.8     6.688   6.388   711  77  100   53.8    100   100       0       0     82   2
WI                             2     966,429    0.8     6.294   5.994   725  80  100    100    100   100       0       0     81   3
HI                             2     890,000    0.7     6.721   6.421   806  74  100    100   35.3   100       0       0     82   2
NC                             2     788,475    0.6     6.193   5.893   735  80  100    100    100   100       0       0     77   7
RI                             3     679,200    0.6     6.676   6.376   671  80  100   65.3    100   100       0       0     81   3
SC                             1     610,000    0.5     6.375   6.075   729  71  100    100    100   100       0       0     78   6
NV                             1     570,500    0.5       6.5     6.2   727  70  100      0    100   100       0       0     79   5
AL                             2     500,000    0.4     5.975   5.675   702  77  100    100    100   100       0       0     79   5
MN                             1     496,800    0.4     6.125   5.825   788  80  100      0    100   100       0       0     82   2
MO                             1     260,000    0.2     6.875   6.575   726  80  100    100    100   100       0       0     82   2
DE                             1     222,000    0.2     6.875   6.575   728  80  100    100    100   100       0       0     82   2
MS                             1      97,000    0.1         6     5.7   810  78  100    100    100   100       0       0     81   3
KY                             1      79,508    0.1     6.125   5.825   628  80    0    100    100   100       0       0     79   5
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

12. City

City                       Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
CHICAGO                        4   3,114,436    2.5     6.611   6.311   682  68   65   80.5    100   100       0       0     82   2
LOS ANGELES                    6   2,892,752    2.4     6.178   5.878   755  69  100   56.8    100   100       0       0     81   3
WASHINGTON                     7   2,565,898    2.1     6.022   5.722   752  71 80.2    100    100  20.1    79.9       0     81   3
SAN JOSE                       4   2,411,080      2     6.226   5.926   741  74   76    100    100   100       0       0     80   4
ARLINGTON                      5   1,951,050    1.6     6.094   5.794   770  78  100   78.7   78.7     0     100       0     82   2
SAN CLEMENTE                   2   1,907,500    1.6     5.988   5.688   704  74  100    100    100   100       0       0     78   6
PIKESVILLE                     3   1,884,844    1.5     6.459   6.159   755  76  100   66.8    100   100       0       0     81   3
DENVER                         6   1,584,000    1.3     6.111   5.811   741  75  100   88.4    100   100       0       0     79   5
PHOENIX                        4   1,531,500    1.3     6.389   6.089   689  60  100   28.1    100   100       0       0     81   3
ASHBURN                        2   1,516,000    1.2     6.168   5.868   723  71  100    100    100     0     100       0     80   4
SAN FRANCISCO                  2   1,384,333    1.1     6.633   6.333   749  79  100     47    100     0     100       0     80   4
STOCKTON                       2   1,381,387    1.1     6.518   6.218   731  76  100   28.6    100   100       0       0     81   3
Other                        232  98,033,384   80.3     6.206   5.906   737  72 90.3   66.9   95.9  91.9     8.1       0     81   3
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

13. Original LTV

Original LTV               Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                19   6,982,198    5.7     6.083   5.783   766  42 76.5   61.4    100  84.4    15.6       0     80   4
50.001 - 60.000               23  12,911,679   10.6     6.203   5.903   736  57 95.7   64.2   95.9  91.6     8.4       0     81   3
60.001 - 70.000               36  21,345,506   17.5     6.158   5.858   736  67 94.6   65.4   90.1  88.7    11.3       0     81   3
70.001 - 75.000               40  22,070,275   18.1     6.128   5.828   732  74 87.1   63.5   99.6  92.1     7.9       0     81   3
75.001 - 80.000              153  56,383,180   46.2     6.282   5.982   735  80 90.6   73.4   97.1  84.9    15.1       0     80   4
85.001 - 90.000                8   2,465,326      2     6.636   6.336   704  90 92.8   75.3    100   100       0       0     80   4
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

min: 16.000
max: 90.000
wa: 71.892

                Top

14. Combined LTV

Combined LTV               Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000                17   6,213,866    5.1     6.127   5.827   762  42 73.6   60.2    100  82.5    17.5       0     81   3
50.001 - 60.000               22  11,156,011    9.1     6.063   5.763   751  55   95   64.7   95.3  90.2     9.8       0     81   3
60.001 - 70.000               27  15,838,007     13     6.189   5.889   724  66 92.7   61.8     93  97.4     2.6       0     81   3
70.001 - 75.000               33  19,919,268   16.3     6.068   5.768   741  73 85.8   65.7   99.6  98.3     1.7       0     81   3
75.001 - 80.000               89  39,516,399   32.3     6.192   5.892   745  78 90.3   71.6   94.3  90.7     9.3       0     81   3
80.001 - 85.000                3   1,049,150    0.9     5.854   5.554   731  79  100    100    100  64.1    35.9       0     79   5
85.001 - 90.000               39  15,412,853   12.6     6.418   6.118   710  77 92.4   71.1    100  69.1    30.9       0     81   3
90.001 - 95.000               38  10,491,995    8.6     6.564   6.264   714  79 95.6   67.6     96  78.9    21.1       0     81   3
95.001 - 100.000              11   2,560,615    2.1      6.48    6.18   747  80  100    100    100  63.4    36.6       0     81   3
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

min: 16.000
max: 100.000
wa: 75.822

                Top

15. FICO

FICO                       Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
620 - 649                     20   7,157,215    5.9     6.632   6.332   636  74 92.5    100    100  94.8     5.2       0     81   3
650 - 699                     51  19,561,442     16     6.418   6.118   681  74 92.1   72.1   92.7  87.9    12.1       0     81   3
700 - 749                     92  42,953,714   35.2     6.262   5.962   726  72 92.4   58.6    100  90.5     9.5       0     80   4
750 - 799                     99  45,798,995   37.5     6.048   5.748   774  71 88.1   68.2   97.4  84.4    15.6       0     80   4
800 - 819                     17   6,686,799    5.5     6.102   5.802   805  68   87   91.3   73.1  86.5    13.5       0     80   4
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

nzmin: 620
max: 813
nzwa: 736

                Top

16. PMI

PMI                        Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
OLTV<=80                     271 119,692,838     98     6.211   5.911   737  72 90.4   68.5   96.3  87.6    12.4       0     81   3
Insured and OLTV > 80%         8   2,465,326      2     6.636   6.336   704  90 92.8   75.3    100   100       0       0     80   4
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

17. Property Type

Property Type              Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
CONDO                         37  13,784,291   11.3     6.239   5.939   730  75 88.8   82.2   88.7  56.6    43.4       0     81   3
LEASEHOLD                      1   1,000,000    0.8      5.75    5.45   736  74  100    100    100   100       0       0     78   6
PUD                           61  32,285,764   26.4     6.131   5.831   736  72 83.5   61.7   96.5  88.4    11.6       0     80   4
SINGLE FAMILY                175  73,181,012   59.9     6.256   5.956   738  71 93.8   68.4   97.7    93       7       0     81   3
TOWNHOUSE                      5   1,907,096    1.6     6.443   6.143   710  76 87.5   76.7    100   100       0       0     81   3
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

18. Occupancy Code

Occupancy Code             Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED               270 117,769,629   96.4     6.214   5.914   735  72 90.8   67.9    100  87.7    12.3       0     81   3
SECOND HOME                    9   4,388,535    3.6     6.382   6.082   762  72 79.9   88.5      0  90.5     9.5       0     81   3
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

19. Purpose

Purpose                    Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                  84  31,748,341     26     6.367   6.067   722  69 93.7   83.3   98.3  93.9     6.1       0     81   3
CONSTRUCTION TO PERMANENT      1     618,000    0.5     5.375   5.075   799  78  100    100    100   100       0       0     68  16
PURCHASE                     120  60,732,264   49.7     6.143   5.843   744  75 87.6   65.3   93.6  81.1    18.9       0     81   3
RATE/TERM REFI                74  29,059,559   23.8     6.238   5.938   734  68 92.8   58.8    100  94.9     5.1       0     81   3
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

20. Documentation Type

Documentation Type         Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
ALT DOC                        2     654,970    0.5      6.25    5.95   790  53  100      0    100   100       0       0     82   2
FULL DOC                     188  83,806,039   68.6     6.172   5.872   733  72   89    100   95.4  85.7    14.3       0     81   3
LIMITED DOC                   89  37,697,155   30.9     6.326   6.026   741  71 93.5      0   98.7  92.3     7.7       0     81   3
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

21. Index

Index                      Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR                   247 107,287,132   87.8     6.239   5.939   735  72 90.7     67   96.3   100       0       0     81   3
6 MO LIBOR                    32  14,871,032   12.2     6.081   5.781   745  72 88.8   80.4   97.2     0     100       0     81   3
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

22. Margins

Margins                    Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
1.875                          3   1,291,850    1.1     6.078   5.778   795  70  100   77.8   59.4   100       0       0     78   6
2.25                         181  71,112,081   58.2     6.273   5.973   731  72 91.3   62.5   96.1  79.5    20.5       0     80   4
2.75                          94  49,466,683   40.5     6.146   5.846   742  71 88.9   76.9   97.9   100       0       0     81   3
3.25                           1     287,550    0.2      6.25    5.95   739  80  100    100    100     0     100       0     82   2
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

min: 1.875
max: 3.250
wa: 2.451

                Top

23. Periodic Rate Caps

Periodic Rate Caps         Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
'1/1/5                         3   1,874,400    1.5     6.427   6.127   713  71  100     66    100     0     100       0     83   1
'2/2/5                         1     384,650    0.3       5.5     5.2   777  77  100    100    100   100       0       0     72  12
'4.75/2/5                      1     761,888    0.6       6.5     6.2   719  43  100    100    100   100       0       0     82   2
'5/1/5                        26  11,217,030    9.2     6.032   5.732   750  71 90.1   86.3   96.3     0     100       0     80   4
'5/2/5                       233 102,262,575   83.7     6.251   5.951   735  72 90.5   66.9   96.1   100       0       0     81   3
'6/2/6                        15   5,657,621    4.6     5.976   5.676   739  74 85.4   58.1    100  68.5    31.5       0     78   6
Total:                       279 122,158,164    100      6.22    5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

24. Max Rate

Max Rate                   Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500               23  11,960,788    9.8      5.414  5.114   761  69 80.6   88.9    100  88.3    11.7       0     79   5
10.501 - 11.000               50  25,258,084   20.7      5.852  5.552   746  70 82.2   74.3   94.6  83.5    16.5       0     81   3
11.001 - 11.500              115  54,407,388   44.5      6.289  5.989   743  72 94.3     66   97.2  87.2    12.8       0     81   3
11.501 - 12.000               72  25,184,249   20.6      6.681  6.381   703  73   95   63.9   96.7  93.5     6.5       0     81   3
12.001 - 12.500               17   4,318,922    3.5      6.916  6.616   712  81 89.5   54.9   84.6   100       0       0     80   4
12.501 - 13.000                2   1,028,733    0.8       6.75   6.45   768  80  100      0    100  28.6    71.4       0     81   3
Total:                       279 122,158,164    100       6.22   5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

min: 10.125
max: 12.750
wa: 11.266

                Top

25. Months to Roll

Months to Roll             Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
66 - 70                        1     618,000    0.5      5.375  5.075   799  78  100    100    100   100       0       0     68  16
71 - 75                        6   2,606,596    2.1      5.474  5.174   765  70  100   81.6    100  80.4    19.6       0     74  10
76 - 80                      101  44,161,954   36.2      6.163  5.863   742  73 86.3     66   96.8  85.1    14.9       0     79   5
81 - 85                      171  74,771,614   61.2      6.287  5.987   731  71 92.5   69.4     96  89.6    10.4       0     82   2
Total:                       279 122,158,164    100       6.22   5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

nzmin: 68
max: 84
nzwa: 81

                Top

26. Prepayment Penalty Terms

Prepayment Penalty Terms   Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
0                            274 120,296,166   98.5      6.224  5.924   736  72 90.6   69.3   96.4  87.8    12.2       0     81   3
36                             5   1,861,998    1.5      5.939  5.639   762  66 78.5   21.5    100  91.7     8.3       0     79   5
Total:                       279 122,158,164    100       6.22   5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

27. Interest Only

Interest Only              Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
N                             29  11,660,492    9.5      5.947  5.647   745  71    0     79   92.4  85.8    14.2       0     80   4
Y                            250 110,497,672   90.5      6.249  5.949   735  72  100   67.5   96.8    88      12       0     81   3
Total:                       279 122,158,164    100       6.22   5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

28. Interest Only Term

Interest Only Term         Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
0                             29  11,660,492    9.5      5.947  5.647   745  71    0     79   92.4  85.8    14.2       0     80   4
84                           113  57,074,508   46.7      6.168  5.868   741  72  100     77   98.1   100       0       0     80   4
120                          137  53,423,163   43.7      6.334  6.034   728  72  100   57.3   95.4  75.3    24.7       0     81   3
Total:                       279 122,158,164    100       6.22   5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

29. Silent Seconds

Silent Seconds             Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
N                            185  87,829,545   71.9      6.144  5.844   743  71 88.4   67.6   96.6  92.5     7.5       0     80   4
Y                             94  34,328,619   28.1      6.414  6.114   717  74 95.8   71.2   95.9  75.9    24.1       0     81   3
Total:                       279 122,158,164    100       6.22   5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

30. Servicer

Servicer                   Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
HOMECOMINGS FINANCIAL
  NETWORK                    172  66,969,330   54.8      6.292  5.992   729  73 90.8   59.5   95.8    78      22       0     81   3
GMAC MORTGAGE CORPORATION     98  51,264,171     42      6.159  5.859   742  71 89.7   79.1   97.9  99.7     0.3       0     81   3
Other                          9   3,924,663    3.2      5.788  5.488   785  68 93.9   86.6   86.6   100       0       0     76   8
Total:                       279 122,158,164    100       6.22   5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

31. DTI

DTI                        Count    Balance  Percent Gross WAC Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR  Age
-----------------------------------------------------------------------------------------------------------------------------------
<= 5.000                       1     311,769    0.3        6.5    6.2   774  49    0    100    100     0     100       0     79   5
10.001 - 15.000                3     854,264    0.7      5.727  5.427   760  70 79.6    100    100  79.6    20.4       0     78   6
15.001 - 20.000                4   1,450,564    1.2      5.756  5.456   794  79 83.5   49.3    100   100       0       0     75   9
20.001 - 25.000               14   5,764,437    4.7       6.23   5.93   726  69 94.9   85.3    100  88.9    11.1       0     81   3
25.001 - 30.000               33  14,166,208   11.6      6.128  5.828   741  71 93.5   73.2   93.6  88.2    11.8       0     80   4
30.001 - 35.000               40  19,303,232   15.8      6.253  5.953   729  72 97.2   50.5   92.7  93.6     6.4       0     81   3
35.001 - 40.000               91  38,209,372   31.3       6.25   5.95   741  72 84.7   60.8   97.9    89      11       0     80   4
40.001 - 45.000               68  31,889,358   26.1      6.267  5.967   731  72 91.4   80.1     96  85.8    14.2       0     81   3
45.001 - 50.000               24   9,598,959    7.9      6.098  5.798   735  72   94   78.1    100  78.3    21.7       0     81   3
50.001 - 55.000                1     610,000    0.5      6.375  6.075   729  71  100    100    100   100       0       0     78   6
Total:                       279 122,158,164    100       6.22   5.92   736  72 90.5   68.6   96.4  87.8    12.2       0     81   3

                Top

Goldman, Sachs & Co.
RFMSI 2006-SA2

Selection Criteria: 10 YR ARM
Table of Contents

   1. Summary
   2. Loan Type
   3. Current Rate
   4. Net Rate
   5. Conforming
   6. Principal Balance
   7. Number of Units
   8. Original Term
   9. RemTerm
   10. Age
   11. States
   12. City
   13. Original LTV
   14. Combined LTV
   15. FICO
   16. PMI
   17. Property Type
   18. Occupancy Code
   19. Purpose
   20. Documentation Type
   21. Index
   22. Margins
   23. Periodic Rate Caps
   24. Max Rate
   25. Months to Roll
   26. Prepayment Penalty Terms
   27. Interest Only
   28. Interest Only Term
   29. Silent Seconds
   30. Servicer
   31. DTI

1. Summary

As of Date: 2006-07-01
Loan Count: 200
Current Balance: 110,822,685
Average Current Balance: 554,113
Gross Weighted Average Coupon: 6.193
Net Weighted Average Coupon: 5.893
Weighted Average Gross Margin: 2.549
Weighted Average Net Margin: 2.249
Weighted Average FICO: 746.433
Weighted Average Original LTV Ratio: 69.009
Weighted Average Combined Original LTV Ratio: 70.045
Weighted Average Debt to Income Ratio: 36.796
Percent of Current Balance in California: 45.285%
Weighted Average Loan Age: 4
Percent of Current Balance with Silent Seconds: 7.851%
Weighted Average Original Term: 360
Weighted Average Maturity: 356
Weighted Average Initial Cap: 5.103
Weighted Average Periodic Cap: 1.952
Weighted Average Life Cap: 5.103
Weighted Average Maximum Rate: 11.296
Weighted Average Months To Roll: 116
Maximum Percent of Current Balance in one Zip Code: 1.821%

                Top

2. Loan Type

                                                 Gross
Loan Type             Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
10 YR ARM               200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

3. Current Rate

                                                 Gross
Current Rate          Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
4.751 - 5.000             1     617,139     0.6      5     4.7  779  80    0      100  100     100       0       0 111   9
5.001 - 5.250             1     589,195     0.5  5.125   4.825  764  78    0      100  100     100       0       0 103  17
5.251 - 5.500             5   2,921,876     2.6  5.491   5.191  773  63  100     74.6 92.9    81.7    18.3       0 117   3
5.501 - 5.750            19  13,698,185    12.4  5.731   5.431  734  70 84.1     91.8  100      88      12       0 115   5
5.751 - 6.000            31  18,468,123    16.7  5.926   5.626  749  67 75.5     81.6 97.2    87.2    12.8       0 115   5
6.001 - 6.250            67  34,401,298      31  6.213   5.913  753  70 98.9     64.7 92.3      91       9       0 116   4
6.251 - 6.500            52  27,009,805    24.4  6.417   6.117  749  70 94.2     77.8 93.9    74.4      24     1.6 117   3
6.501 - 6.750            15   7,047,613     6.4  6.663   6.363  737  67 97.9     43.2 93.8    71.1    28.9       0 117   3
6.751 - 7.000             7   4,872,453     4.4   6.88    6.58  707  61 89.8     83.7   70    90.7     9.3       0 117   3
7.001 - 7.250             1     650,000     0.6  7.125   6.825  699  73  100        0  100     100       0       0 117   3
7.251 - 7.500             1     546,999     0.5    7.5     7.2  762  73  100        0  100     100       0       0 118   2
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

min: 5.000
max: 7.500
wa: 6.193

                Top

4. Net Rate

                                                 Gross
Net Rate              Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
4.501 - 4.750             1     617,139     0.6      5     4.7  779  80    0      100  100     100       0       0 111   9
4.751 - 5.000             1     589,195     0.5  5.125   4.825  764  78    0      100  100     100       0       0 103  17
5.001 - 5.250             5   2,921,876     2.6  5.491   5.191  773  63  100     74.6 92.9    81.7    18.3       0 117   3
5.251 - 5.500            19  13,698,185    12.4  5.731   5.431  734  70 84.1     91.8  100      88      12       0 115   5
5.501 - 5.750            31  18,468,123    16.7  5.926   5.626  749  67 75.5     81.6 97.2    87.2    12.8       0 115   5
5.751 - 6.000            67  34,401,298      31  6.213   5.913  753  70 98.9     64.7 92.3      91       9       0 116   4
6.001 - 6.250            52  27,009,805    24.4  6.417   6.117  749  70 94.2     77.8 93.9    74.4      24     1.6 117   3
6.251 - 6.500            15   7,047,613     6.4  6.663   6.363  737  67 97.9     43.2 93.8    71.1    28.9       0 117   3
6.501 - 6.750             7   4,872,453     4.4   6.88    6.58  707  61 89.8     83.7   70    90.7     9.3       0 117   3
6.751 - 7.000             1     650,000     0.6  7.125   6.825  699  73  100        0  100     100       0       0 117   3
7.001 - 7.250             1     546,999     0.5    7.5     7.2  762  73  100        0  100     100       0       0 118   2
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

min: 4.700
max: 7.200
wa: 5.893

                Top

5. Conforming

                                                 Gross
Conforming            Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
CONFORMING               42  13,773,138    12.4  6.291   5.991  744  65 90.9     51.7 98.5    58.3    41.7       0 115   5
NON CONFORMING          158  97,049,547    87.6   6.18    5.88  747  70 90.5     76.5 93.1    88.3    11.2     0.4 116   4
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

6. Principal Balance

                                                 Gross
Principal Balance     Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
100,001 - 150,000         1     148,946     0.1  6.625   6.325  726  80    0      100  100       0     100       0 114   6
150,001 - 200,000         6   1,092,921       1  6.571   6.271  735  57  100     49.2  100    50.2    49.8       0 116   4
200,001 - 250,000         3     685,434     0.6  5.981   5.681  756  71  100     69.6 69.6    66.2    33.8       0 113   7
250,001 - 275,000         2     530,994     0.5  6.061   5.761  757  80  100      100  100      51      49       0 115   5
275,001 - 350,000        10   3,131,300     2.8  6.274   5.974  741  64  100     69.6  100    40.3    59.7       0 116   4
350,001 - 400,000        14   5,371,222     4.8  6.305   6.005  766  62 79.5     43.3  100    57.6    42.4       0 115   5
400,001 - 450,000        25  10,831,760     9.8  6.266   5.966  737  69 95.9     60.3 91.8    88.1     7.9       4 117   3
450,001 - 500,000        30  14,405,128      13  6.263   5.963  749  70 86.8     69.4 96.8    76.2    23.8       0 115   5
500,001 - 550,000        24  12,556,257    11.3   6.17    5.87  748  76 87.6     87.2 91.6    95.7     4.3       0 116   4
550,001 - 600,000        20  11,505,274    10.4    6.2     5.9  754  73 94.9     84.9   95    84.6    15.4       0 116   4
600,001 - 750,000        40  26,637,212      24  6.179   5.879  748  70   90     67.7 95.1    92.6     7.4       0 116   4
750,001 - 850,000         5   3,933,300     3.5  6.302   6.002  743  64  100     20.8  100    80.2    19.8       0 117   3
850,001 - 950,000         6   5,392,538     4.9  5.896   5.596  726  72   83     83.6  100     100       0       0 115   5
950,001 - 1,000,000      11  10,862,222     9.8  6.078   5.778  750  62  100      100 91.2      82      18       0 117   3
1,000,001 - 1,250,000     2   2,275,676     2.1  5.815   5.515  730  50 48.3      100  100     100       0       0 109  11
1,250,001 - 1,500,000     1   1,462,500     1.3  6.875   6.575  714  65  100      100    0     100       0       0 117   3
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

min: 148,946
max: 1,462,500
avg: 554,113

                Top

7. Number of Units

                                                 Gross
Number of Units       Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
1                       198 109,941,118    99.2  6.193   5.893  746  69 90.8     73.6 93.7    84.8    14.8     0.4 116   4
2                         1     505,000     0.5  6.125   5.825  746  65  100      100  100     100       0       0 115   5
4                         1     376,567     0.3  6.375   6.075  744  58    0        0  100       0     100       0 114   6
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

8. Original Term

                                                 Gross
Original Term         Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
360                     200 110,822,685     100  6.193   5.893  746  69 90.5    73.5  93.7    84.6      15     0.4 116   4
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5    73.5  93.7    84.6      15     0.4 116   4

min: 360
max: 360
wa: 360

                Top

9. RemTerm

                                                 Gross
RemTerm               Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
341                       1   1,175,676     1.1  5.875   5.575  724  44    0      100  100     100       0       0 101  19
343                       1     589,195     0.5  5.125   4.825  764  78    0      100  100     100       0       0 103  17
349                       4   2,646,646     2.4   5.75    5.45  727  77 62.1      100  100     100       0       0 109  11
351                       2     825,620     0.7  5.095   4.795  769  80 25.3     74.7 74.7     100       0       0 111   9
352                       2   1,420,128     1.3  5.875   5.575  763  75    0      100  100     100       0       0 112   8
353                      13   6,283,119     5.7  6.102   5.802  738  73 58.4     82.8  100    93.7     6.3       0 113   7
354                      29  12,106,775    10.9  6.253   5.953  756  67 83.3     52.1 92.1    28.1    71.9       0 114   6
355                       7   3,527,965     3.2  6.267   5.967  758  70 89.6     89.6  100     100       0       0 115   5
356                      32  17,538,050    15.8  6.095   5.795  738  70  100       63 97.4    80.5    17.1     2.5 116   4
357                      63  37,262,978    33.6  6.294   5.994  743  69 98.2     71.2 88.4    89.4    10.6       0 117   3
358                      34  19,634,864    17.7  6.264   5.964  752  66  100     75.9 97.4     100       0       0 118   2
359                      11   7,251,749     6.5  6.144   5.844  759  72  100      100 93.8    91.7     8.3       0 119   1
360                       1     559,920     0.5  6.375   6.075  741  80  100      100  100     100       0       0 120   0
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

min: 341
max: 360
wa: 356

                Top

10. Age

                                                 Gross
Age                   Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc %OO  %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
0                         1     559,920     0.5  6.375   6.075  741  80  100      100  100     100       0       0 120   0
1                        11   7,251,749     6.5  6.144   5.844  759  72  100      100 93.8    91.7     8.3       0 119   1
2                        34  19,634,864    17.7  6.264   5.964  752  66  100     75.9 97.4     100       0       0 118   2
3                        63  37,262,978    33.6  6.294   5.994  743  69 98.2     71.2 88.4    89.4    10.6       0 117   3
4                        32  17,538,050    15.8  6.095   5.795  738  70  100       63 97.4    80.5    17.1     2.5 116   4
5                         7   3,527,965     3.2  6.267   5.967  758  70 89.6     89.6  100     100       0       0 115   5
6                        29  12,106,775    10.9  6.253   5.953  756  67 83.3     52.1 92.1    28.1    71.9       0 114   6
7                        13   6,283,119     5.7  6.102   5.802  738  73 58.4     82.8  100    93.7     6.3       0 113   7
8                         2   1,420,128     1.3  5.875   5.575  763  75    0      100  100     100       0       0 112   8
9                         2     825,620     0.7  5.095   4.795  769  80 25.3     74.7 74.7     100       0       0 111   9
11                        4   2,646,646     2.4   5.75    5.45  727  77 62.1      100  100     100       0       0 109  11
17                        1     589,195     0.5  5.125   4.825  764  78    0      100  100     100       0       0 103  17
19                        1   1,175,676     1.1  5.875   5.575  724  44    0      100  100     100       0       0 101  19
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

min: 0
max: 19
wa: 4

                Top

11. States

                                                 Gross
States                Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
CA                       94  50,185,828    45.3  6.178   5.878  747  69 87.2     70.8 98.1    77.8    21.4     0.9 116   4
NJ                       11   7,365,485     6.6  6.058   5.758  748  61 90.2     82.6 91.2     100       0       0 117   3
VA                       10   5,643,470     5.1  6.162   5.862  757  75  100     84.9  100    67.4    32.6       0 118   2
FL                        8   5,579,190       5  6.399   6.099  746  58  100     82.1 65.5      91       9       0 117   3
AZ                        9   4,847,807     4.4  6.413   6.113  744  72  100     56.2  100    93.4     6.6       0 117   3
NY                        6   4,728,776     4.3  6.028   5.728  718  67 63.8      100  100     100       0       0 112   8
MD                        8   4,373,403     3.9  6.125   5.825  740  69 91.8     79.7   78      71      29       0 115   5
IL                        6   3,253,749     2.9  6.251   5.951  754  73  100     73.4  100     100       0       0 117   3
TX                        4   2,585,546     2.3  6.146   5.846  716  70 94.2     69.3  100    94.2     5.8       0 112   8
MT                        4   2,449,125     2.2  6.375   6.075  780  62  100     76.3 57.9     100       0       0 118   2
OR                        5   2,348,600     2.1  6.295   5.995  767  77  100     81.6  100      92       8       0 117   3
NC                        4   2,097,115     1.9   5.77    5.47  757  74 71.9      100  100     100       0       0 113   7
WA                        4   1,909,785     1.7  6.151   5.851  721  78 73.6     76.4  100     100       0       0 116   4
MA                        3   1,604,800     1.4  6.159   5.859  768  67  100      100 58.9     100       0       0 117   3
MN                        3   1,298,481     1.2  6.529   6.229  710  71  100        0 83.9     100       0       0 116   4
DC                        3   1,271,600     1.1  6.347   6.047  721  67  100     69.1  100       0     100       0 114   6
PA                        2   1,132,730       1  6.303   6.003  745  70  100        0  100     100       0       0 117   3
OH                        1     854,993     0.8  5.625   5.325  736  78  100      100  100     100       0       0 117   3
AR                        1     705,000     0.6   6.25    5.95  757  78  100        0  100     100       0       0 116   4
MI                        2     696,995     0.6  5.689   5.389  768  68  100      100  100     100       0       0 116   4
CO                        1     680,000     0.6      6     5.7  778  74  100      100  100     100       0       0 119   1
LA                        1     650,000     0.6  7.125   6.825  699  73  100        0  100     100       0       0 117   3
HI                        1     588,000     0.5  6.375   6.075  715  80  100        0  100     100       0       0 117   3
NV                        1     560,000     0.5   6.25    5.95  766  78  100      100  100     100       0       0 118   2
TN                        1     539,733     0.5    6.5     6.2  810  80  100      100    0     100       0       0 117   3
WI                        1     524,000     0.5  6.375   6.075  781  58  100      100  100     100       0       0 117   3
KS                        1     500,800     0.5   6.25    5.95  774  80  100      100  100     100       0       0 116   4
NH                        1     500,000     0.5  6.375   6.075  769  35  100      100  100     100       0       0 117   3
CT                        1     372,000     0.3   6.25    5.95  774  65  100        0  100       0     100       0 114   6
NM                        1     354,679     0.3    6.5     6.2  798  64  100        0  100     100       0       0 118   2
AL                        1     350,000     0.3  6.375   6.075  748  54  100      100  100     100       0       0 117   3
GA                        1     270,994     0.2      6     5.7  714  80  100      100  100     100       0       0 116   4
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

12. City

                                                 Gross
City                  Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO             4   2,640,912     2.4  6.332   6.032  738  72 81.2      100  100    75.4    24.6       0 117   3
SAN DIEGO                 4   2,460,937     2.2  5.978   5.678  775  70  100      100  100     100       0       0 117   3
HOUSTON                   3   2,436,600     2.2  6.117   5.817  715  69  100     67.4  100     100       0       0 112   8
SAN LUIS OBISPO           4   2,332,996     2.1  6.164   5.864  779  71  100      100  100     100       0       0 117   3
BIG SKY                   3   2,018,271     1.8  6.428   6.128  783  60  100     71.3   49     100       0       0 118   2
SIMI VALLEY               3   1,743,539     1.6    5.5     5.2  780  72 64.6     71.6  100    71.6    28.4       0 114   6
MORGAN HILL               2   1,710,000     1.5   5.86    5.56  750  79  100     55.9  100     100       0       0 118   2
NAPLES                    1   1,462,500     1.3  6.875   6.575  714  65  100      100    0     100       0       0 117   3
SCOTTSDALE                2   1,432,558     1.3  6.298   5.998  724  71  100     38.2  100     100       0       0 117   3
LIVERMORE                 3   1,408,000     1.3  6.051   5.751  745  75  100     68.2  100    68.2    31.8       0 115   5
WASHINGTON                3   1,271,600     1.1  6.347   6.047  721  67  100     69.1  100       0     100       0 114   6
SAN RAMON                 2   1,244,912     1.1  6.042   5.742  761  72  100     44.6  100     100       0       0 115   5
Other                   166  88,659,860      80  6.202   5.902  745  69 89.4     72.5   95      84    15.5     0.5 116   4
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

13. Original LTV

                                                 Gross
Original LTV          Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000           21  11,799,869    10.6   6.25    5.95  750  39   90     60.5 94.5    77.9    22.1       0 115   5
50.001 - 60.000          20  11,930,863    10.8  6.004   5.704  747  56 96.8     83.5  100    89.9    10.1       0 117   3
60.001 - 70.000          39  22,095,738    19.9   6.27    5.97  746  66   97     58.6 91.3    83.4    16.6       0 117   3
70.001 - 75.000          40  23,005,230    20.8  6.307   6.007  738  74 86.8     68.9  100    86.7    13.3       0 116   4
75.001 - 80.000          80  41,990,985    37.9  6.129   5.829  751  80 87.5     84.6 89.6    84.4    14.5       1 116   4
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

min: 27.000
max: 80.000
wa: 69.009

                Top

14. Combined LTV

                                                 Gross
Combined LTV          Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
0.001 - 50.000           21  11,799,869    10.6   6.25    5.95  750  39   90     60.5 94.5    77.9    22.1       0 115   5
50.001 - 60.000          18  10,480,863     9.5  6.018   5.718  748  56 96.4     81.2  100    88.5    11.5       0 117   3
60.001 - 70.000          39  21,777,847    19.7  6.287   5.987  745  66  100       58 91.2    86.2    13.8       0 117   3
70.001 - 75.000          38  21,807,730    19.7  6.281   5.981  738  74 86.1     70.2  100      86      14       0 116   4
75.001 - 80.000          71  38,373,522    34.6  6.108   5.808  751  79   85     84.3 88.6    88.1    10.8     1.1 116   4
85.001 - 90.000           8   4,732,308     4.3  6.316   6.016  743  79  100     76.8  100    57.3    42.7       0 116   4
90.001 - 95.000           3   1,512,600     1.4  6.041   5.741  756  78  100      100  100    82.8    17.2       0 113   7
95.001 - 100.000          2     337,946     0.3  6.625   6.325  741  80 55.9      100  100       0     100       0 114   6
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

min: 27.000
max: 100.000
wa: 70.045

                Top

15. FICO

                                                 Gross
FICO                  Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
620 - 649                 2     962,905     0.9  5.984   5.684  648  64 46.7     53.3  100     100       0       0 115   5
650 - 699                21  11,453,389    10.3  6.369   6.069  682  69 93.7     62.1  100    85.7    14.3       0 117   3
700 - 749                78  44,045,429    39.7   6.17    5.87  726  69 93.8     70.4 96.2    87.6    12.4       0 116   4
750 - 799                85  46,532,530      42  6.194   5.894  774  71   86     79.9 91.8    83.9    15.2     0.9 116   4
800 - 819                14   7,828,432     7.1   6.09    5.79  805  58  100     71.2 81.5    68.2    31.8       0 117   3
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

nzmin: 646
max: 814
nzwa: 746

                Top

16. PMI

                                                 Gross
PMI                   Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
OLTV<=80                200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

17. Property Type

                                                 Gross
Property Type         Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
CONDO                    18   9,833,491     8.9  6.411   6.111  754  67 94.9     70.5 63.4    76.7    18.9     4.4 116   4
PUD                      51  28,442,306    25.7  6.161   5.861  749  68   92     82.1 96.3    85.4    14.6       0 116   4
SINGLE FAMILY           127  70,168,288    63.3  6.178   5.878  745  70   89     69.5 96.8    86.1    13.9       0 116   4
TOWNHOUSE                 4   2,378,600     2.1  6.139   5.839  736  59  100      100  100    63.1    36.9       0 117   3
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

18. Occupancy Code

                                                 Gross
Occupancy Code        Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED          189 103,895,571    93.7  6.181   5.881  745  69 89.9     73.1  100    83.6      16     0.4 116   4
SECOND HOME              11   6,927,114     6.3  6.382   6.082  771  72  100     79.2    0     100       0       0 117   3
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

19. Purpose

                                                 Gross
Purpose               Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI             77  40,670,079    36.7  6.239   5.939  738  66   90     78.4  100    83.2    16.8       0 116   4
PURCHASE                 84  48,648,652    43.9  6.117   5.817  754  74 88.9     84.7 87.1      86    13.1     0.9 116   4
RATE/TERM REFI           39  21,503,955    19.4  6.279   5.979  746  64 95.4     38.7   97    83.9    16.1       0 116   4
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

20. Documentation Type

                                                 Gross
Documentation Type    Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
FULL DOC                142  81,406,418    73.5  6.144   5.844  750  70   88      100 93.3    90.2     9.2     0.5 116   4
LIMITED DOC              58  29,416,267    26.5   6.33    6.03  738  66 97.5        0 95.1      69      31       0 116   4
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

21. Index

                                                 Gross
Index                 Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
1 YR LIBOR              162  93,752,664    84.6  6.181   5.881  745  69 90.5     78.3 92.6     100       0       0 116   4
1YR CMT                   1     432,000     0.4  6.375   6.075  751  80  100      100  100       0       0     100 116   4
6 MO LIBOR               37  16,638,021      15  6.258   5.958  754  68 90.7     45.2  100       0     100       0 115   5
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

22. Margins

                                                 Gross
Margins               Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
1.875                     5   2,085,707     1.9   6.38    6.08  773  72  100       83 74.1     100       0       0 117   3
2.25                     83  40,454,974    36.5  6.145   5.845  749  70 74.1       69 98.3    58.9    41.1       0 114   6
2.5                       1   1,000,000     0.9   5.85    5.55  728  66  100      100  100     100       0       0 119   1
2.75                    111  67,282,004    60.7  6.222   5.922  744  68  100     75.4 91.5    99.4       0     0.6 117   3
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

min: 1.875
max: 2.750
wa: 2.549

                Top

23. Periodic Rate Caps

                                                 Gross
Periodic Rate Caps    Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
'5/1/5                   11   5,290,100     4.8  6.117   5.817  762  71 93.3     76.1  100       0     100       0 116   4
'5/2/5                  163  94,163,414      85  6.188   5.888  745  69 90.5     78.4 92.6    98.5       1     0.5 116   4
'6/2/6                   26  11,369,171    10.3  6.277   5.977  748  65 89.5       31  100     8.8    91.2       0 115   5
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

24. Max Rate

                                                 Gross
Max Rate              Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000            1     617,139     0.6      5     4.7  779  80    0      100  100     100       0       0 111   9
10.001 - 10.500           6   3,511,070     3.2   5.43    5.13  772  66 83.2     78.8 94.1    84.8    15.2       0 115   5
10.501 - 11.000          45  28,986,167    26.2  5.837   5.537  741  70 79.2     89.6 98.2    93.7     6.3       0 115   5
11.001 - 11.500         104  55,258,187    49.9  6.297   5.997  751  70 97.2     76.7 92.2      93     6.2     0.8 117   3
11.501 - 12.000          21  13,064,094    11.8  6.564   6.264  734  61 91.1     59.7 85.4    79.9    20.1       0 117   3
12.001 - 12.500          17   7,349,915     6.6   6.51    6.21  745  69 94.9     11.8  100    16.3    83.7       0 115   5
12.501 - 13.000           6   2,036,114     1.8  6.625   6.325  726  73 92.7     48.5  100       0     100       0 115   5
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

min: 10.000
max: 12.625
wa: 11.296

                Top

25. Months to Roll

                                                 Gross
Months to Roll        Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
101 - 105                 2   1,764,871     1.6  5.625   5.325  737  55    0      100  100     100       0       0 102  18
106 - 110                 4   2,646,646     2.4   5.75    5.45  727  77 62.1      100  100     100       0       0 109  11
111 - 115                53  24,163,607    21.8  6.154   5.854  753  70 70.8     69.2 95.2    62.3    37.7       0 114   6
116 - 120               141  82,247,561    74.2  6.232   5.932  745  69 99.2     73.3   93    90.3     9.2     0.5 117   3
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

nzmin: 101
max: 120
nzwa: 116

                Top

26. Prepayment Penalty Terms

Prepayment Penalty                               Gross
   Terms              Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
0                       189 105,820,423    95.5  6.195   5.895  746  70 90.6     75.8 93.5    87.7    11.9     0.4 116   4
36                       10   4,002,262     3.6  6.237   5.937  756  52 86.9      3.7  100       0     100       0 114   6
60                        1   1,000,000     0.9   5.85    5.55  728  66  100      100  100     100       0       0 119   1
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

27. Interest Only

                                                 Gross
Interest Only         Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
N                        19  10,480,705     9.5  5.901   5.601  747  72    0     92.9  100    85.2    14.8       0 111   9
Y                       181 100,341,981    90.5  6.224   5.924  746  69  100     71.4 93.1    84.5      15     0.4 117   3
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

28. Interest Only Term

                                                 Gross
Interest Only Term    Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
0                        19  10,480,705     9.5  5.901   5.601  747  72    0     92.9  100    85.2    14.8       0 111   9
120                     180  99,807,181    90.1  6.228   5.928  747  69  100     71.8 93.1      85    14.6     0.4 117   3
132                       1     534,800     0.5    5.5     5.2  695  70  100        0  100       0     100       0 116   4
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

29. Silent Seconds

                                                 Gross
Silent Seconds        Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
N                       184 102,121,939    92.1  6.196   5.896  746  69 90.5     72.3 93.2    86.5    13.1     0.4 116   4
Y                        16   8,700,746     7.9  6.168   5.868  747  74 90.6     87.4  100    62.2    37.8       0 116   4
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

30. Servicer

                                                 Gross
Servicer              Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
HOMECOMINGS FINANCIAL
   NETWORK               62  27,685,951      25  6.172   5.872  754  69 85.5     57.1 99.2    38.3    60.1     1.6 115   5
GMAC MORTGAGE
   CORPORATION          127  76,917,794    69.4    6.2     5.9  745  69 91.6     78.5   92     100       0       0 116   4
Other                    11   6,218,940     5.6  6.212   5.912  736  73  100     83.8 91.3     100       0       0 115   5
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top

31. DTI

                                                 Gross
DTI                   Count   Balance   Percent   WAC  Net WAC FICO LTV  %IO %FullDoc  %OO %1yrLIB %6moLIB %1yrCMT MTR Age
--------------------------------------------------------------------------------------------------------------------------
10.001 - 15.000           6   2,949,481     2.7  6.152   5.852  776  72  100     58.3   55    66.3    33.7       0 116   4
15.001 - 20.000           5   3,435,865     3.1  5.922   5.622  758  67 48.6      100 59.3     100       0       0 108  12
20.001 - 25.000           8   5,280,645     4.8  6.326   6.026  734  67 90.9     90.8 72.3    83.4    16.6       0 116   4
25.001 - 30.000          28  16,124,244    14.5  6.099   5.799  749  68 81.9     72.1  100    88.4    11.6       0 116   4
30.001 - 35.000          28  13,855,175    12.5  6.235   5.935  755  69 90.4       79 96.8    79.1    20.9       0 116   4
35.001 - 40.000          47  24,714,236    22.3  6.293   5.993  737  69   98     55.9 95.5    87.7    12.3       0 116   4
40.001 - 45.000          52  29,167,679    26.3  6.136   5.836  751  71 90.3     78.7   96    83.1    15.5     1.5 116   4
45.001 - 50.000          25  14,771,360    13.3  6.221   5.921  737  67 95.6     78.4  100    83.4    16.6       0 117   4
55.001 - 60.000           1     524,000     0.5  6.375   6.075  781  58  100      100  100     100       0       0 117   3
Total:                  200 110,822,685     100  6.193   5.893  746  69 90.5     73.5 93.7    84.6      15     0.4 116   4

                Top